[STRONG LOGO]

     THE STRONG
     INCOME FUNDS
----------------------------------------------------------------
     SEMI-ANNUAL REPORT o APRIL 30, 1999

                       [PICTURE OF STRONG FUNDS BUILDING]

     The Strong Corporate Bond Fund

     The Strong Government Securities Fund

     The Strong High-Yield Bond Fund

     The Strong Short-Term Bond Fund

     The Strong Short-Term High Yield Bond Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The other day, in the space of less than 24 hours, you could have heard that:

     o The bull-market run for big Blue Chip stocks is over.

     o The bull-market run for big-company stocks could last another five years.

     o Small cap stocks will outperform big-company stocks for the next 10 years.

     o Small-caps will lag large caps for the foreseeable future.

     o Inflation is coming back with a vengeance.

     o There's no real sign of inflation on the horizon.

     o Rates will rise for the rest of the year.

     o The Fed has no plans to touch rates for the rest of 1999.

     o Asia is on the mend.

     o Asia is still in the tank.

Interestingly, all of those observations were all provided by well-respected professionals in the investment community -- which goes to show that in the world of investing, even smart people differ. Nobody has a corner on the market for insight but practically everyone has an opinion. And there are more ways than ever today to share your convictions. Technology has seen to that.

Nowadays, information travels faster than the speed of thought, which is both a blessing and a curse. On the one hand, it's wonderful to have such resources literally at the tip of your fingers. On the other hand, it's overwhelming to have so much information, much of it conflicting, coming at you like a bullet train.

The trick is to have a plan that will keep you on the right financial track. Figure out where you're going, how much time you have to get there, and calculate your tolerance for risk. Then set your financial goals and stick with them. Don't get derailed by the whirl of information that technology offers.

Meanwhile, day trading is fast replacing baseball as the national pastime. If you believe just a small percentage of what you read, anyone with a laptop and a modem is practically guaranteed financial independence overnight. Don't believe it. There is a mountain of research out there that demonstrates conclusively that the success rate of investors day trading in the securities and commodities markets is pretty low.

Money--relative to history--just isn't that easy to make, or keep.

Do you want to increase your chances for financial success? Set your goals. Devise an intelligent plan that suits your profile. Then discipline yourself to ignore all that informational clutter.

The realization of long term financial goals requires a lot of planning and even more patience.

                                                       /s/Dick

                                   THE STRONG
                                     INCOME
                                     FUNDS
               --------------------------------------------------
                       SEMI-ANNUAL REPORT o APRIL 30, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
  The Strong Corporate Bond Fund ..........................................2
  The Strong Government Securities Fund ...................................4
  The Strong High-Yield Bond Fund .........................................6
  The Strong Short-Term Bond Fund .........................................8
  The Strong Short-Term High Yield Bond Fund .............................10

BOND GLOSSARY ............................................................12

FINANCIAL INFORMATION
  Schedules of Investments in Securities
     The Strong Corporate Bond Fund ......................................13
     The Strong Government Securities Fund ...............................16
     The Strong High-Yield Bond Fund .....................................18
     The Strong Short-Term Bond Fund .....................................20
     The Strong Short-Term High Yield Bond Fund ..........................24
  Statements of Assets and Liabilities ...................................26
  Statements of Operations ...............................................27
  Statements of Changes in Net Assets ....................................28
  Notes to Financial Statements ..........................................31

FINANCIAL HIGHLIGHTS .....................................................34

                                    ==============
                         THE STRONG CORPORATE BOND FUND
------------------------------------==============------------------------------

FUND
 HIGHLIGHTS

o For the six months ended April 30,1999, the Strong Corporate Bond Fund produced a total return of 3.68% versus 3.05% for the Lehman Brothers Corporate Bond Index.*

o The Baa corporate bond market outperformed the Treasury market by 489 basis points on a relative basis.

o The large divergences in returns between different industries and issuers allowed our team to add excess returns by rotating toward undervalued names, such as Starwood, Qwest, and Occidental Petroleum.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 4-30-99

          1-year        5.84%

          5-year       10.52%

         10-year        7.72%

 Since Inception        9.67%
   (on 12-12-85)

---------------------------------------

         PORTFOLIO STATISTICS

            As of 4-30-99

  30-day annualized
           yield(2)         6.53%

Average maturity(3)         11.9 years

            Average
  quality rating(4)         BBB



PERSPECTIVES
FROM THE MANAGERS

/s/Jeffrey A. Koch       /s/John T. Bender        /s/Ivor Schucking
Jeffrey A. Koch          John T. Bender           Ivor Schucking
Portfolio Co-manager     Portfolio Co-manager     Portfolio Co-manager

--------------------------------------------------------------------------------

U.S. fixed income markets have quickly reversed the price movements that were brought about by the global credit contraction in 1998. Investors no longer believe that the Federal Reserve Board will need to ease monetary policy to avert a recession. The liquidity premium formerly priced into the Treasury market is no longer present. And this renewed investor confidence has led to an historic outperformance of corporate bond prices relative to Treasury bond prices.

Over the past six months, U.S. Treasury prices declined and yields rose across the yield curve. At the same time, corporate bonds quietly outperformed Treasuries. In fact, some corporate bond prices actually increased during the period.

The divergences of returns among industries and individual companies has been extreme, and has enabled us to increase the Fund's return by rotating industries and identifying undervalued companies. Many of our best-performing bonds were found in out-of-favor industries such as energy and lodging.

A good example is our recent investment in Starwood Hotels and Resorts, one of the largest hotel and gaming companies in the world. Their corporate bonds had performed very poorly in 1998 due to a debt-financed acquisition of ITT Corp., which lowered their credit ratings to Ba1/BB. We began to purchase the debt with market yields that were in excess of four full percentage points greater than

                                           -------------------------------------

                                                 ...RENEWED INVESTOR

                                                    CONFIDENCE HAS

                                                   LED TO A HISTORIC

                                                   OUTPERFORMANCE OF

                                                 CORPORATE BOND PRICES

                                                  RELATIVE TO TREASURY

                                                      BOND PRICES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

U.S. Treasuries of comparable maturity. The rationale behind the investment was that high occupancy levels and modest room rate increases would lead to improved cash flow and debt reduction.

We also analyzed the potential asset value in the company's hotel and gaming franchises, which convinced us that they would be both willing and able to sell their gaming assets to reduce debt. In April, Starwood announced an agreement to sell their gaming franchise for $3.1 billion. Proceeds from this sale will be used to reduce debt. The improved prospects for Starwood credit ratings have caused the bonds to improve in price by nearly 10 basis points versus U.S. Treasuries of comparable maturity. There are very few opportunities like this in a given year. Capitalizing on these types of situations is a way we try to generate attractive returns in your Fund.

Looking forward to the remainder of 1999, we anticipate a generally stable interest rate environment underpinned by a continuation of generally stable consumer price inflation. We continue to feel that the best opportunities for the fixed income markets reside in the U.S. corporate bond sector. Thank you for your continued confidence in the Strong Corporate Bond Fund and our investment strategy.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-12-85 to 4-30-99
[GRAPH]
               THE STRONG        Lehman Brothers      Lipper Corporate
               CORPORATE          Corporate Baa        Debt Funds BBB
               BOND FUND           Bond Index*          Rated Index*
     11-85       10,000              10,000                10,000
     12-85       10,300              10,162                10,184
     12-87       13,997              12,323                11,882
     12-89       15,800              15,521                14,342
     12-91       17,013              19,497                17,909
     12-93       21,732              24,087                21,839
     12-95       26,892              28,617                25,052
     12-97       31,752              33,072                28,800
      4-99       34,410              35,582                30,681


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Corporate Baa Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1985.

--------------------------------------------------------------------------------

* The Lehman Brothers Corporate Baa Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated Baa by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG CORPORATE BOND FUND INVESTS FOR HIGH CURRENT INCOME WITH MODERATE SHARE PRICE FLUCTUATION. THE FUND IS DESIGNED FOR LONGER-TERM INVESTORS SEEKING HIGHER INCOME THAN SHORTER-TERM BONDS OFFER AND WHO ARE WILLING TO ACCEPT MODERATELY HIGHER SHARE PRICE CHANGES. THE FUND INVESTS PRIMARILY IN INVESTMENT GRADE CORPORATE BONDS, BUT MAY INVEST UP TO 25% OF ITS ASSETS IN ANY OTHER BOND CATEGORIES, INCLUDING GOVERNMENT AND MORTGAGE-BACKED BONDS. NORMALLY, THE FUND'S AVERAGE MATURITY WILL BE BETWEEN 7 AND 12 YEARS, WHICH MEANS ITS SHARE PRICE HAS HEIGHTENED SENSITIVITY TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After aggressive rate reductions last fall, investors regained confidence in the corporate market. The global credit contraction further faded from prominence as economic uncertainty abroad had little lasting impact on U.S. fixed income markets.

o As the U.S. economy continued to grow faster than Wall Street expectations, investors began to realize that further reductions in the federal funds rate were unlikely, which led to the increase in market interest rates during the period.

o November was the best month on record for relative corporate bond performance. Corporate bonds outperformed Treasury securities of equal maturity by 221 basis points in November.

                                 =====================
                      THE STRONG GOVERNMENT SECURITIES FUND
---------------------------------=====================--------------------------

FUND
 HIGHLIGHTS

o For the six months ended April 30,1999, the Strong Government Securities Fund produced a total return of 0.26% versus 0.69% for the Lehman Brothers Aggregate Bond Index.*

o Strong U.S. economic growth and an easing of the global credit contraction caused interest rates to rise across the yield curve.

o During the period, the Fund's interest rate profile was kept fairly constant, with a modestly defensive bias. However, we were able to add value by increasing our exposure to the mortgage-backed securities market and off-the-run Treasury bonds.

---------------------------------------

           AVERAGE ANNUAL
          TOTAL RETURNS(1)

           As of 4-30-99

          1-year       5.69%

          5-year       7.81%

         10-year       8.76%

 Since Inception       8.60%
   (on 10-29-86)

---------------------------------------

         PORTFOLIO STATISTICS

            As of 4-30-99

  30-day annualized
           yield(2)     5.42%

Average maturity(3)     7.1 years

            Average
  quality rating(4)     AAA



PERSPECTIVES
FROM THE MANAGERS

/s/ Bradley C. Tank           /s/ Thomas Sontag
Bradley C. Tank               Thomas Sontag
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

Over the past six months, U.S. fixed income markets have quickly reversed much of the price movements brought about by the global credit contraction in 1998. Investors no longer believe that the Federal Reserve Board will need to ease monetary policy to avert a recession. The liquidity premium formerly priced into benchmark Treasury notes is no longer present. Mortgage securities have outperformed Treasury securities as markets have continued to move back towards more normal price relationships and investors have started to seek higher-yielding assets.

U.S. Treasury prices declined and yields rose across the yield curve as investors became convinced that the federal funds rate was unlikely to continue falling. Two-year Treasury yields increased by 93 basis points to 5.05%. 10-year yields increased by 74 basis points to 5.35%.

During the period, our interest-rate risk was held relatively constant, with a slightly defensive bias versus the benchmark. In addition, we increased the Fund's total return through sector rotation and yield-curve trading strategies. By adding to our mortgage exposure, we were able to increase the yield on the Fund and avoid some of the price declines experienced in the Treasury market as mortgage securities generally declined less in price than Treasury securities of similar maturity.

                                           -------------------------------------

                                                     ...WE INCREASED

                                                         THE FUND'S

                                                        TOTAL RETURN

                                                       THROUGH SECTOR

                                                        ROTATION AND

                                                         YIELD-CURVE

                                                     TRADING STRATEGIES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3    The Fund's average maturity includes the effect of futures and options.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

We were also able to add value by adjusting the maturity profile of the Fund. For example, last fall, we sold 30-year current coupon Treasury securities and bought Treasury bonds maturing in 22 years. Since year-end, the yield on the 22-year bond has increased by 15 basis points less than the 30-year bond. The decrease in the yield differential on the two securities caused the 22-year bond to outperform the 30-year bond by approximately two points.

By actively managing our sector weights and yield-curve exposure, we have added additional returns to the portfolio without a significant increase in portfolio risk. These types of strategies are constantly reviewed as part of our daily investment process.

Thank you for your continued investment in the Fund and the opportunity to help you pursue your financial objectives.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-29-86 to 4-30-99
[GRAPH]
            THE STRONG          Lehman Brothers       Lipper General U.S.
            GOVERNMENT             Aggregate             Government
          SECURITIES FUND         Bond Index*           Funds Index*
 9-86         10,000                10,000                 10,000
12-86         10,218                10,187                 10,171
12-88         11,683                11,294                 10,903
12-90         13,953                14,092                 13,239
12-92         17,781                17,557                 16,102
12-94         19,364                18,706                 16,615
12-96         23,873                22,963                 19,849
12-98         28,153                27,368                 23,357
 4-99         28,071                27,318                 23,161


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.

--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. Government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG GOVERNMENT SECURITIES FUND USUALLY INVESTS 90% OR MORE (AND ALWAYS AT LEAST 80%) OF ITS ASSETS IN BONDS ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES. THESE ARE AMONG THE HIGHEST QUALITY OF BONDS AVAILABLE. THE FUND GENERALLY KEEPS AN AVERAGE MATURITY OF FIVE TO TEN YEARS, SO ITS SHARE PRICE WILL SHOW SENSITIVITY CHANGES IN INTEREST RATES. THE FUND MAY ALSO MAKE SMALL INVESTMENTS IN HIGH-QUALITY BONDS FROM OTHER SECTORS IN AN EFFORT TO IMPROVE YIELD AND TOTAL RETURN. ANALYSIS OF THE ECONOMY, INTEREST RATE TRENDS, AND BOND MARKETS DRIVE OUR INVESTMENT PROCESS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After aggressive rate reductions last fall, investor's regained confidence in the mortgage and corporate bond sectors. The movement of assets from Treasury notes to these sectors contributed to the increase in Treasury rates during the six-month period.

o Gross Domestic Product (GDP) grew faster than Wall Street anticipated in the last two quarters of 1998. As that economic strength continued into 1999, investors began to realize that further reductions in the federal funds rate were unlikely.

o By the end of April, fears of a modest increase in inflation had become common as commodity prices rose and labor markets remained tight.

                                    ===============
                         THE STRONG HIGH-YIELD BOND FUND
------------------------------------===============-----------------------------

FUND
 HIGHLIGHTS

o The Strong High-Yield Bond Fund returned 11.85% for the six months ended April 30, 1999 compared to 8.25% for the Lehman Brothers High-Yield Bond Index.*

o We increased our investments in the energy sector, as we believe bonds of energy-related companies represent an attractive relative value.

o Our investments in the tele-communications sector continue to represent some of our best performers, as credit quality has improved among many high-yield issuers due to a high level of merger and acquisition activity.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 4-30-99

           1-year       4.10%

           3-year      13.56%

  Since Inception      15.33%
    (on 12-28-95)

---------------------------------------

         PORTFOLIO STATISTICS

            As of 4-30-99

  30-day annualized
           yield(2)        9.17%

Average maturity(3)        7.9 years

            Average
  quality rating(4)        B



PERSPECTIVES
FROM THE MANAGERS

/s/Jeffrey A. Koch            /s/Thomas M. Price
Jeffrey A. Koch               Thomas M. Price
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

What a difference six months makes! At the last writing of this report in October 1998, the financial markets were reeling from the spillover effects of the Asian crisis, a Russian debt default, the collapse of major hedge funds and an impending devaluation of Brazil's currency. Global credit markets became chaotic as investors attempted to lower their risk. And some observers feared the world was on the verge of slipping into a deflationary spiral.

Then, the U.S. Federal Reserve lowered interest rates. Not once, but three times in a six week period ending November 16. Other central banks around the world followed suit, lowering interest rates in an effort to bring liquidity back into the financial system. Stock markets responded first--and what a response it was. The rally in the equity markets was breathtaking, as it took only until November 23 for the S&P 500 to erase all of its losses and set a new record. Recovery also took hold in other markets, including high-yield bonds.

What this demonstrates is that investors can benefit a great deal by approaching the market in a thoughtful, deliberate manner, where emotion does not play a part. Investors who sold high-yield bonds in the turmoil of last Fall probably succumbed to emotion. But when you analyze their basic elements, high-yield bonds are bonds, first and foremost. When their price goes down, their yield

                                           -------------------------------------

                                                       CONTINUED

                                                      STRENGTH IN

                                                      THE DOMESTIC

                                                    ECONOMY RENEWED

                                                     THE CONFIDENCE

                                                     OF HIGH-YIELD

                                                       INVESTORS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

goes up--making them more attractive, not less. And if you are able to keep your emotions in check, major price declines like we witnessed last Fall can become an attractive opportunity.

We continue to seek out attractive high-yield bonds for our shareholders. A fertile ground for us has been the telecommunications sector. Tremendous growth in communications, especially data, has made it attractive for us to invest in rapidly growing companies at the forefront of this growth. MetroNet Communications, Global Crossing, NTL and United International Holdings are all examples of investments we have made to benefit from this trend. Another area we find attractive is the energy sector. As the price of oil fell into the $10 range, the bonds of high-yield energy companies fell out of favor. We began to increase our holdings in some of the better companies, and the subsequent rebound in oil prices has resulted in strong price performance in these bonds.

We appreciate your confidence in the Fund and our efforts to produce consistent investment results.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-28-95 to 4-30-99
[GRAPH]
           THE STRONG          Lehman Brothers          Lipper High
           HIGH-YIELD            High-Yield            Current Yield
            BOND FUND            Bond Index*            Funds Index*
 11-95       10,000                10,000                  10,000
 12-95       10,031                10,015                  10,015
  6-96       11,425                10,361                  10,440
 12-96       12,724                11,152                  11,314
  6-97       13,607                11,800                  11,968
 12-97       14,758                12,575                  12,805
  6-98       15,652                13,141                  13,418
 12-98       15,211                12,810                  12,795
  4-99       16,110                13,299                  13,545


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds
Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of December 1995.

--------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE  STRONG  HIGH-YIELD  BOND FUND  SEEKS TO  MAXIMIZE  TOTAL  RETURN  THROUGH A
DISCIPLINED APPROACH TO THE HIGH-YIELD BOND MARKET. OUR INVESTMENT PROCESS COMBINES A TOP-DOWN OUTLOOK OF BROAD ECONOMIC AND INTEREST RATE TRENDS WITH A BOTTOM-UP ANALYSIS OF INDIVIDUAL BONDS. THE FORMATION OF OUR MACRO-ECONOMIC OUTLOOK PROVIDES THE BASIS FOR STRUCTURING OVERALL PORTFOLIO RISK. THE FUND'S INTEREST RATE SENSITIVITY AND THE CREDIT QUALITY OF ITS SELECTIONS ARE CONSISTENT WITH THIS OUTLOOK. RIGOROUS CREDIT ANALYSIS AND ADHERENCE TO STRICT VALUATION CRITERIA PROVIDE THE FOUNDATION FOR BUILDING THE PORTFOLIO FROM THE BOTTOM-UP.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After reaching its highest level since the 1990 recession, the yield premium on high-yield bonds began to decrease during the semi-annual period. Continued strength in the domestic economy renewed the confidence of high-yield investors.

o Lower-quality bonds outperformed higher-quality bonds during the period. Bonds rated BB returned 5.59% for the six months ended April 30, 1999. Bonds rated B returned 9.62% and bonds rated CCC returned 18.32% for the same time period.

o The Federal Reserve eased interest rates in November, bringing the federal funds rate down from 5.00% to 4.75%.

                                   ===============
                        THE STRONG SHORT-TERM BOND FUND
-----------------------------------===============------------------------------

FUND
 HIGHLIGHTS

o For the six months ended April 30, 1999, the Strong Short-Term Bond Fund returned 3.51% versus 1.43% for the Lehman Brothers 1-3 Year Government/ Corporate Bond Index.*

o Stronger-than-anticipated economic growth and an easing of the global credit contraction caused two-year note yields to increase to 5.05% from 4.12%.

o The Fund's index-beating return was generated by overweighting assets in the corporate and mortgage sectors. Sound fundamental research also helped us invest in some of the best performing individual issues, including Cendant, Qwest and Starwood.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

             As of 4-30-99

          1-year       4.84%

          5-year       6.61%

         10-year       7.15%

 Since Inception       7.54%
    (on 8-31-87)

---------------------------------------

         PORTFOLIO STATISTICS

            As of 4-30-99

   30-day annualized
            yield(2)        6.41%

 Average maturity(3)        2.8 years

             Average
   quality rating(4)        A


PERSPECTIVES
FROM THE MANAGERS

/s/Bradley C. Tank            /s/John T. Bender
Bradley C. Tank               John T. Bender
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

In the second half of 1998, Treasury rates declined rapidly as fears of a recession and global credit contraction caused investors to seek the safety and liquidity of the U.S Treasury market. 1998's bond rally caused two-year note yields to decline below 4% by October. Corporate and mortgage bonds meaningfully underperformed Treasuries as normal market-price relationships broke down. The last six months, however, have seen a complete reversal in last year's market trends.

Stronger-than-expected growth in the fourth quarter (6% real gross domestic product) and diminishing expectations of Federal Reserve rate cuts drove Treasury rates higher across the yield curve. The persistence of economic strength boosted investor confidence in the corporate and mortgage sectors. Investors became much more willing to accept both credit and volatility risk during the last six months, which led to extremely strong performance from the "spread" sectors. The yields of investment grade corporate bonds and mortgage securities converged toward those of the Treasury market. We were able to generate additional returns for the Fund by maintaining our commitment to these sectors.

Despite the strong performance in the corporate bond market, the divergences of returns among industries and individual issuers was still very large versus historical norms. Many of last year's poor performers have done very well in 1999. Our commitment to credit research helped us rotate into some very undervalued credits at the right time.

                                           -------------------------------------

                                                      THE CORPORATE

                                                       AND MORTGAGE

                                                     SECTORS PROVIDED

                                                          RECORD

                                                      OUTPERFORMANCE

                                                       RELATIVE TO

                                                       TREASURIES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

One example, is Cendant, a service company whose primary businesses include real estate and travel-related companies. They own well-known companies such as Coldwell Banker and Avis Rent-a-Car, and are also known for their vacation time-share and hotel-franchise businesses. However, during 1998, they discovered serious financial irregularities in a company that they had recently acquired. Many market participants would not even consider the company's new debt offering in November 1998 due to fears that company management could not address the challenge of turning around its recent acquisition.

As part of our research, we met with top management, including Chairman Henry Silverman, and found a company with strong leadership, tremendous free cash flow, and a detailed plan to manage through their problems. That combination convinced us to invest--and our Cendant bonds have exceeded our expectations with a market yield that has converged toward Treasury yields in excess of 1.5%.

Our credit research is geared toward identifying undervalued opportunities, such as Cendant. It's but one example of how we work to increase your returns. Thank you for your continued confidence in the Fund. We're pleased to provide you with this update.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 8-31-87 to 4-30-99
[GRAPH]
           THE STRONG      Lehman Brothers 1-3         Lipper Short
           SHORT-TERM        Year Government/        Investment Grade
            BOND FUND      Corporate Bond Index*       Debt Average*
   8-87      10,000              10,000                   10,000
  12-87      10,318              10,303                   10,250
  12-89      12,295              12,156                   12,113
  12-91      14,837              14,913                   14,499
  12-93      17,302              16,743                   16,297
  12-95      19,064              18,677                   17,971
  12-97      21,809              20,946                   19,980
   4-99      23,359              22,646                   21,376

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG SHORT-TERM BOND FUND PURSUES TOTAL RETURN WITH A HIGH LEVEL OF CURRENT INCOME BY INVESTING PRIMARILY IN SHORT-TERM, INTERMEDIATE- AND HIGH-QUALITY BONDS ISSUED BY U.S. COMPANIES. THE FUND'S AVERAGE MATURITY IS
NORMALLY BETWEEN ONE AND THREE YEARS, WHICH HELPS TO KEEP SHARE-PRICE FLUCTUATIONS LOW. THE PORTFOLIO MANAGEMENT TEAM WORKS TO ADD VALUE WITH AN INVESTMENT PROCESS THAT FOCUSES ON FUNDAMENTAL MACROECONOMIC RESEARCH, AS WELL AS RIGOROUS ANALYSIS OF INDIVIDUAL BONDS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Investor preferences shifted dramatically throughout the period. The market witnessed a reallocation of funds away from the safety of Treasuries into the corporate and mortgage sectors.

o Two-year Treasury rates rose by almost one percent despite a 25-basis point decrease in the federal funds rate, indicating that investors no longer anticipate further decreases in the federal funds rate.

o The corporate and mortgage sectors provided record outperformance relative to Treasuries.

                              ==========================
                   THE STRONG SHORT-TERM HIGH YIELD BOND FUND
------------------------------==========================------------------------

FUND
 HIGHLIGHTS

o The Strong Short-Term High Yield Bond Fund returned 7.09% for the six months ended April 30, 1999 compared to 4.93% for the Short-Term High Yield Bond Index.*

o Our focus continued to be high-coupon, callable bonds, which helps limit share price volatility. Several of the higher-coupon issues have been retired early at premium prices.

o The gaming sector has been a strong contributor to performance. The prices of gaming issues in general have appreciated as numerous gaming companies have retired high-interest debt early.

---------------------------------------

           AVERAGE ANNUAL
           TOTAL RETURN(1)

           As of 4-30-99

          1-year       8.28%

 Since Inception      10.93%
    (on 6-30-97)

---------------------------------------

          PORTFOLIO STATISTICS

             As of 4-30-99

   30-day annualized
            yield(2)        7.34%

 Average maturity(3)        2.6 years

             Average
   quality rating(4)        BB



PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffrey A. Koch           /s/ Thomas M. Price
Jeffrey A. Koch               Thomas M. Price
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

The Strong Short-Term High Yield Bond Fund started in July 1997 with a goal of providing investors the attractive yields offered by high-yield bonds, but with less share-price volatility than the standard high-yield fund. As we near the Fund's second anniversary, we're pleased to report that investment strategy and performance have met our expectations in both strong and weak markets.

The Fund's short maturity helped it to perform well relative to other high-yield bond funds. We would expect this to be the case in weak bond markets like we saw last fall.

Generally, we invest in bonds that are expected to be retired within the next three years. These bonds typically fit into one of two categories. The first is simply bonds with a maturity date within three years. The second is bonds with high coupons that the issuing company is likely to retire in the next three years. The short-term nature of these bonds means they typically entail less risk and offer a lower yield than the longer-term issues that are the focus of standard high-yield funds. During the last six months, the Fund's shareholders

                                           -------------------------------------

                                                     ...INVESTMENT

                                                       STRATEGY AND

                                                     PERFORMANCE HAVE

                                                          MET OUR

                                                      EXPECTATIONS IN

                                                      BOTH STRONG AND

                                                       WEAK MARKETS.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

2 Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures, options and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

benefited as several bonds were retired early at premium prices. Examples include Allied Waste, Casino America, Echostar, and Showboat Marina.

We will continue to search for investments that fit the Fund's lower-risk profile, offer an attractive level of yield, and have the potential for price appreciation due to early debt retirement.

Thank you for your confidence in the Fund and its short-term, high-yield investment strategy.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 6-30-97 to 4-30-99
[GRAPH]
     THE STRONG SHORT-     Short-Term      Lipper High      Merrill Lynch High
      TERM HIGH YIELD      High Yield     Current Yield     Yield BB-Rated, 1-
        BOND FUND          Bond Index*     Funds Index*      2.99 Years Index*
 6-97    10,000              10,000           10,000             10,000
 9-97    10,530              10,192           10,539             10,237
12-97    10,777              10,334           10,699             10,416
 3-98    11,096              10,544           11,169             10,587
 6-98    11,324              10,736           11,211             10,744
 9-98    11,387              10,616           10,365             10,823
12-98    11,680              10,897           10,691             11,088
 3-99    11,946              11,026           11,032             11,140
 4-99    12,094              11,140           11,317             11,226


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index, the Lipper High Current Yield Funds Index, and the Merrill Lynch High Yield BB Rated, 1-2.99 Years Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Short-Term High Yield Bond Index is a market value weighted blend of the Merrill Lynch High Yield, BB Rated, 1-2.99 Years Index and the Merrill Lynch High Yield, B Rated, 1-2.99 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years which more closely approximates the performance of the Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Merrill Lynch High Yield BB Rated, 1-2.99 Years Index is an unmanaged index generally representative of corporate debt rated BB with maturities of one to three years. Source of the Short-Term High Yield Bond Fund Index and the Merrill Lynch index is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG SHORT-TERM HIGH YIELD BOND FUND SEEKS TOTAL RETURN WITH MODERATE VOLATILITY. THE FUND FOCUSES ON SHORT- TO INTERMEDIATE-TERM HIGH-YIELD BONDS IN AN EFFORT TO PRODUCE A HIGH LEVEL OF CURRENT INCOME, WHILE LIMITING CHANGES IN SHARE PRICE. OUR INVESTMENT PROCESS COMBINES A TOP-DOWN OUTLOOK OF BROAD ECONOMIC AND INTEREST RATE TRENDS WITH A BOTTOM-UP ANALYSIS OF INDIVIDUAL BONDS. OUR OUTLOOK PROVIDES THE BASIS FOR STRUCTURING OVERALL PORTFOLIO RISK, INCLUDING THE FUND'S INTEREST RATE SENSITIVITY AND THE CREDIT QUALITY OF ITS SELECTIONS. RIGOROUS CREDIT ANALYSIS AND ADHERENCE TO STRICT VALUATION CRITERIA PROVIDE THE FOUNDATION FOR INDIVIDUAL SELECTIONS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o After suffering through its weakest period since the early 1990s, the high-yield bond market recovered during the past six months and investor confidence returned to the market in both stocks and corporate bonds.

o The recovery in the overall market has allowed companies to again access the new issue market for high-yield bonds, using this opportunity to refinance higher-interest, short-term paper with lower-interest, longer-term debt.

o The Federal Reserve eased interest rates in November, lowering the federal funds rate from 5.00% to 4.75%.

--------------------------------------------------------------------------------

BOND
 GLOSSARY

BOND QUALITY RATINGS--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION--Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                           STRONG CORPORATE BOND FUND
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 82.7%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                      $ 8,654,000     $ 8,946,124
Anadarko Petroleum Corporation Debentures,
  7.20%, Due 3/15/29                                10,000,000       9,870,240
Atlas Air, Inc. Pass-Thru Certificates:
  Series 1998-1, Class C, 8.01%, Due 1/02/10        11,502,744      11,475,080
  Series 1999-1, Class C, 8.77%, Due 1/02/11         2,000,000       2,019,890
Banco Sud Americano Subordinated Notes, 7.60%,
  Due 3/15/07 (Acquired 7/15/97 - 7/23/97;
  Cost $10,317,698) (b)                             10,060,000       7,710,437
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07                                3,500,000       3,631,015
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                                8,254,000       8,893,685
CE Generation LLC Senior Secured Bonds, 7.416%,
  Due 12/15/18 (Acquired 2/24/99 - 2/25/99;
  Cost $10,101,470) (b)                             10,000,000      10,082,260
CMS Energy Corporation Senior Notes, 6.75%,
  Due 1/15/04 (Acquired 1/29/99;
  Cost $5,000,000) (b)                               5,000,000       4,925,210
CSC Holdings, Inc. Debentures, 7.625%,
  Due 7/15/18                                       10,000,000      10,137,500
CSC Holdings, Inc. Senior Notes, 7.25%,
  Due 7/15/08                                        4,500,000       4,612,500
CSX Corporation Debentures, 6.95%, Due 5/01/27       3,000,000       3,080,688
Cabot Industries Notes, 7.125%, Due 5/01/04          4,600,000       4,555,472
CalEnergy, Inc. Senior Bonds, 8.48%, Due 9/15/28     8,800,000      10,008,654
CalEnergy, Inc. Senior Notes, 7.63%, Due 10/15/07    2,500,000       2,636,430
Camden Property Trust Senior Notes, 7.00%,
  Due 4/15/04                                        6,500,000       6,477,081
Cendant Corporation Notes, 7.75%, Due 12/01/03      17,920,000      18,499,103
Cleveland Electric/Toledo Edison Notes,
  Series B, 7.67%, Due 7/01/04                       3,500,000       3,678,080
Coastal Corporation Senior Debentures:
  7.42%, Due 2/15/37                                 5,036,000       5,079,989
  7.75%, Due 10/15/35                                7,100,000       7,479,637
Coca-Cola Bottling Notes, 6.375%, 5/01/09            5,000,000       4,912,485
Colonial Capital I Securities, Series A, 8.92%,
  Due 1/15/27                                        2,600,000       2,450,604
Colonial Realty LP Senior Notes, 7.00%,
  Due 7/14/07                                        4,785,000       4,604,735
Republic of Colombia Global Bonds, 9.75%,
  Due 4/23/09                                        6,900,000       6,710,250
Continental Airlines, Inc. Pass-Thru Certificates,
  Series 1998-2B, 6.465%, Due 10/15/04               2,866,454       2,870,395
Continental Cablevision, Inc. Senior Notes,
  8.30%, Due 5/15/06                                 4,500,000       4,936,554
Delta Air Lines, Inc. Equipment Trust Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)            2,000,000       2,476,044
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257,280) (b)            2,000,000       2,476,044
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,257,680) (b)            2,000,000       2,476,934
  Series 1992-B1, 9.375%, Due 9/11/07                2,958,801       3,250,524
Developers Diversified Corporation Medium
  Term Senior Notes, 6.625%, Due 1/15/08            10,000,000       9,042,730
EOP Operating LP Notes, 6.80%, Due 1/15/09           3,500,000       3,501,750
EOP Operating LP Senior Notes, 6.763%,
  Due 6/15/07                                        5,700,000       5,601,926
East Coast Power LLC Senior Secured Notes,
  Tranche C, 7.536%, Due 6/30/17
  (Acquired 4/14/99; Cost $3,800,000) (b)            3,800,000       3,757,360
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                      10,698,000      12,284,118
Empresa Nacional de Electricidad Chile Bonds,
  8.50%, Due 4/01/09 (Acquired 4/20/99;
  Cost $6,867,648) (b)                               6,400,000       6,759,091
Enron Corporation Notes, 6.725%, Due 11/15/37
  (Rate Reset Effective 11/17/08)                    3,000,000       3,030,948
Export-Import Bank Korea Yankee Notes:
  6.50%, Due 2/10/02                                11,250,000      11,002,117
  7.10%, Due 3/15/07                                 4,950,000       4,888,001
First Nationwide Bank Subordinated Debentures,
  10.00%, Due 10/01/06                               3,460,000       3,975,848
First Republic Bank Subordinated Notes,
  7.75%, Due 9/15/12                                 5,000,000       4,906,190
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08          7,000,000       6,895,000
GB Capital Trust Capital Securities, 10.25%,
  Due 1/15/27 (Acquired 1/24/97; Cost
  $3,000,000) (b)                                    3,000,000       3,540,000
GS Escrow Corporation Floating Rate Senior
  Notes, 5.9697%, Due 8/01/03                        8,000,000       7,872,168
GS Escrow Corporation Senior Notes:
  6.75%, Due 8/01/01                                 1,000,000       1,001,480
  7.00%, Due 8/01/03                                18,490,000      18,578,105
Global Crossing Holding, Ltd. Senior Notes,
  9.625%, Due 5/15/08                                5,000,000       5,600,000
HRPT Properties Trust Senior Notes, 6.75%,
  Due 12/18/02                                       5,000,000       4,924,885
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 7.875%, Due 12/15/05           9,000,000       9,123,750
Tommy Hilfiger USA, Inc. Guaranteed Notes,
  6.50%, Due 6/01/03                                 4,000,000       3,957,344
Hilton Hotels Corporation Senior Notes, 7.00%,
  Due 7/15/04                                        8,100,000       8,057,880
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03                         1,796,000       2,063,155
ITT Corporation Notes, 6.75%, Due 11/15/03           2,500,000       2,414,372
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    7,200,000       7,178,674
Imperial Tobacco Overseas BV Guaranteed
  Yankee Notes, 7.125%, Due 4/01/09                 10,000,000       9,826,280
Korea Development Bank Yankee Bonds, 7.375%,
  Due 9/17/04                                        5,000,000       4,976,480
Korea Electric Power Corporation Notes, 8.00%,
  Due 7/01/02                                        5,000,000       5,073,900
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                        8,800,000       9,048,019
Lehman Brothers Holdings, Inc. Notes:
  6.625%, Due 2/05/06                                6,095,000       6,027,943
  7.375%, Due 5/15/07                                5,000,000       5,097,860
Lehman Brothers Holdings, Inc. Senior Notes,
  7.25%, Due 10/15/03                                5,000,000       5,145,575
Leucadia Capital Trust I Pass-Thru Securities,
  8.65%, Due 1/15/27                                 3,250,000       2,850,962
Loral Corporation Senior Debentures, 8.375%,
  Due 6/15/24                                        4,500,000       5,111,041
Lumbermens Mutual Casualty Company Surplus
  Notes, 8.30%, Due 12/01/37 (Acquired 5/27/98;
  Cost $10,914,400) (b)                             10,000,000      10,000,110
Market Hub Partners Storage LP/Market Hub
  Partners Finance, Inc. Senior Notes, 8.25%,
  Due 3/01/08                                        1,000,000       1,030,000
MetroNet Communications Corporation Senior
  Discount Notes:
  Zero %, Due 11/01/07 (Rate Reset Effective
  11/01/02)                                          1,500,000       1,173,750
  Zero %, Due 6/15/08 (Rate Reset Effective
  6/15/03)                                           7,000,000       5,495,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)     APRIL 30,1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                     STRONG CORPORATE BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority Senior
  Notes, 8.125%, Due 1/01/06 (Acquired 2/24/99;
  Cost $8,000,000) (b)                             $ 8,000,000     $ 8,230,000
NWA Trust Number 2 Mezzanine Aircraft Notes,
  Class C, 11.30%, Due 6/21/14                       8,609,692      10,226,705
News America Holdings, Inc. Debentures, 7.90%,
  Due 12/01/95                                       6,175,000       6,401,166
Niagara Mohawk Power Corporation Senior Notes:
  7.625%, Due 10/01/05                               8,500,000       8,743,219
  Series B, 7.00%, Due 10/01/00                     11,000,000      11,107,305
  Series C, 7.125%, Due 7/01/01                      5,000,000       5,067,715
Noble Drilling Corporation Senior Notes:
  6.95%, Due 3/15/09                                 4,850,000       4,881,777
  7.50%, Due 3/15/19                                 4,500,000       4,566,618
North Fork Capital Trust I Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                      500,000         529,434
Occidental Petroleum Corporation Senior Notes,
  8.45%, Due 2/15/29                                12,000,000      13,014,948
P&L Coal Holdings Corporation Senior Notes,
  8.875%, Due 5/15/08                                6,500,000       6,776,250
PXRE Capital Trust I Pass-Thru Securities,
  8.85%, Due 2/01/27                                 5,750,000       5,302,086
Riggs Capital Trust Preferred Securities:
  Series A, 8.625%, Due 12/31/26                       200,000         201,352
  Series A, 8.625%, Due 12/31/26 (Acquired
  12/10/96 - 2/16/99; Cost $16,573,108) (b)         16,220,000      16,329,631
Riggs Capital II Trust Preferred Securities:
  Series B, 8.875%, Due 3/15/27                        500,000         511,203
  Series C, 8.875%, Due 3/15/27 (Acquired 5/06/98;
  Cost $751,027) (b)                                   685,000         700,348
Saks, Inc., Guaranteed Notes:
  7.25%, Due 12/01/04                                2,610,000       2,674,438
  7.375%, Due 2/15/19                                7,790,000       7,568,133
Simon Property Group LP Notes, 7.125%,
  Due 2/09/09                                        3,500,000       3,468,570
Skandinaviska Enskilda Banken Subordinated
  Notes, 7.50%, Due 3/29/49 (Rate Reset
  Effective 3/29/09) (Acquired 4/14/99;
  Cost $4,994,950) (b)                               5,000,000       4,989,255
Skandinaviska Enskilda Banken Variable Rate
  Subordinated Yankee Notes, 6.50%, Due 12/29/49
  (Acquired 3/1/99; Cost $9,515,000) (b)            10,000,000       9,785,120
Sonat, Inc. Debentures, 7.00%, Due 2/01/18           8,530,000       8,463,381
Southdown, Inc. Senior Subordinated Notes,
  Series B, 10.00%, Due 3/01/06                     12,000,000      13,440,000
Sprint Capital Corporation Guaranteed Senior
  Notes, 6.875%, Due 11/15/28                        9,000,000       8,750,268
Sprint Capital Corporation Notes:
  6.125%, Due 11/15/08                               4,000,000       3,871,928
  6.90%, Due 5/01/19                                10,000,000       9,865,400
Starwood Hotels & Resorts Worldwide, Inc.:
  6.75%, Due 11/15/05                                9,000,000       8,549,442
  7.375%, Due 11/15/15                               4,000,000       3,633,776
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                         12,100,000      13,170,330
Texas Utilities Company Senior Notes, Series E,
  6.50%, Due 8/16/04 (Remarketing Date 8/16/02)     16,250,000      16,409,315
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 11/18/98; Cost $3,026,700) (b)           3,000,000       3,010,317
Tosco Corporation First Mortgage Bonds,
  Series B, 9.625%, Due 3/15/02                      6,000,000       6,485,688
Tricon Global Restaurants, Inc. Senior Notes,
  7.65%, Due 5/15/08                                 9,350,000       9,638,588
Turner Broadcasting System, Inc. Senior Notes,
  8.375%, Due 7/01/13                                6,200,000       7,103,991
Ultramar Diamond Shamrock Corporation Senior
  Notes, 7.20%, Due 10/15/17                        11,000,000      10,822,350
USX-Marathon Group Debentures, 9.125%,
  Due 1/15/13                                        2,000,000       2,314,720
USX-Marathon Group Notes:
  6.65%, Due 2/01/06                                 9,830,000       9,786,601
  6.85%, Due 3/01/08                                 3,300,000       3,288,895
Union Carbide Corporation Notes, 6.70%,
  Due 4/01/09                                        8,500,000       8,448,754
Union Pacific Corporation Medium Term Notes,
  Tranche 00165, 6.34%, Due 11/25/03                 5,000,000       5,009,380
Union Pacific Resources Group, Inc. Notes,
  7.00%, Due 10/15/06                                4,235,000       4,170,886
United Air Lines, Inc. Debentures, Series A,
  10.67%, Due 5/01/04                                4,305,000       4,963,015
United States Filter Corporation Variable Rate
  Remarketable or Redeemable Securities:
  6.375%, Due 5/15/11 (Remarketing Date 5/15/01)     3,000,000       3,004,935
  6.50%, Due 5/15/13 (Remarketing Date 5/15/03)      7,000,000       6,959,827
Univision Network Holding LP Subordinated Notes,
  7.00%, Due 12/17/02                                4,155,000       5,256,075
Vastar Resources, Inc. Notes, 6.50%, Due 4/01/09     4,500,000       4,562,375
Williams Holdings of Delaware, Inc. Notes, 6.125%,
  Due 12/01/03                                       5,500,000       5,439,330
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $721,591,992)                          719,272,296
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.2%
CUC International, Inc. Subordinated Notes,
  3.00%, Due 2/15/02                                 2,000,000       1,897,500
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $1,847,443)                            1,897,500
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
SECURITIES 6.7%
BCF LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $2,952,984) (b)            2,950,998       2,953,772
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                          587,004         500,125
Commercial Trust I Lease-Backed Certificates,
  Series 1993-K-A, Class A2, 7.63%, Due 12/15/13
  (Acquired 4/20/99; Cost $8,221,993) (b) (d)        8,441,298       8,111,665
DLJ Mortgage Acceptance Corporation Variable
  Rate Multi-Family Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03                 31,522,033         264,470
DLJ Mortgage Acceptance Corporation Variable
  Rate Trust Certificates, Series 1997-E, Class A,
  7.55%, Due 12/26/26 (Acquired 12/18/97;
  Cost $5,521,753) (b)                               5,499,412       5,245,064
FMAC Loan Receivables Trust Notes, Series
  1997-C, Class B, 7.15%, Due 12/15/19               7,239,000       7,058,025
Merrill Lynch Mortgage Investors, Inc. Asset-
  Backed Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                 6,000,000       6,042,180
Mid State Trust Virgin Islands Asset-Backed Notes:
  Series 6, Class A-1, 7.34%, Due 7/01/35            2,618,456       2,685,030
  Series 6, Class A-2, 7.40%, Due 7/01/35            3,068,503       3,123,153
Norwest Asset Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1999-4, Class B3,
  6.50%, Due 3/25/29                                 3,145,932       2,792,518
PNC Mortgage Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1999-1, Class 1B3,
  6.25%, Due 2/25/29                                 3,746,707       3,253,921

--------------------------------------------------------------------------------
================================================================================
                     STRONG CORPORATE BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Mortgage Certificates, Series
  1995-C1, Class D, 6.90%, Due 2/25/27             $12,000,000     $11,913,720
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.6352%, Due 11/25/30     108,133         107,813
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25 (Acquired
  7/09/97; Cost $4,306,978) (b)                      4,823,746       4,151,460
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $59,123,243)                                                58,202,916
--------------------------------------------------------------------------------

FOREIGN BONDS 1.0%
Shaw Communications, Inc. Debentures,
  8.54%, Due 9/30/27                                14,000,000 CAD   9,158,654
--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $9,136,758)                                9,158,654
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY
 ISSUES 0.5%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                               $   22,791          26,368
  14.75%, Due 3/01/10                                   11,863          13,867
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 13.50%,
  Due 4/01/11 (c)                                       78,783          89,094
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                             68,160          81,308
Small Business Administration Guaranteed Loan
  Pool, #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                        5,650,069         291,318
United States Treasury Bonds, 5.25%, Due 11/15/28    1,080,000       1,014,525
United States Treasury Notes:
  4.75%, Due 2/15/04                                   110,000         107,834
  5.75%, Due 4/30/03                                 3,000,000       3,051,564
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
  (Cost $5,677,058)                                                  4,675,878
--------------------------------------------------------------------------------

OPTIONS 0.1%
MCI Worldcom, Inc. Call Options                     25,000,000         362,500
--------------------------------------------------------------------------------
Total Options (Cost $562,500)                                          362,500
--------------------------------------------------------------------------------

PREFERRED STOCKS 5.7%
California Federal Preferred Capital Corporation
  9.125% Series A Exchangeable                         100,000       2,684,375
Centaur Funding Corporation Series B
  (Acquired 12/09/98 - 4/13/99; Cost $17,562,590) (b)   16,450      18,290,262
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 2/05/98;
  Cost $5,660,000) (b)                                 200,000       5,325,000
News Corporation Finance Trust Originated 5.00%         85,000       5,514,375
Norwest Corporation Series A Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $2,000,000) (b)              10,000       2,026,920
Parmalat Capital Finance 8.1523% Series B              253,000       5,913,875
TCI Communications Financing II Trust 10.00%           166,128       4,495,922
Webster Capital Corporation 7.375% Series A              5,000       5,046,850
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $49,428,235)                           49,297,579
--------------------------------------------------------------------------------

WARRANTS 0.0%
EOP Operating LP Warrants, Expire 1/18/00                7,500          41,250
--------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                           41,250
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.9%
Commercial Paper 0.2%
Interest-Bearing, Due Upon Demand
General Mills, Inc., 4.51%                                 100             100
Pitney Bowes Credit Corporation, 4.51%               2,076,100       2,076,100
                                                                   -----------
                                                                     2,076,200
Corporate Notes 0.6%
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $6,250,000) (b)            5,000,000       4,900,000

United States Government Issues 0.1%
United States Treasury Bills, Due 5/06/99
  thru 7/22/99 (c)                                   1,120,000       1,113,737
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,251,266)                       8,089,937
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $855,678,495) 97.8%          850,998,510
Other Assets and Liabilities, Net 2.2%                              18,548,627
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $869,547,137
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                     Expiration     Face Amount    Appreciation
                                        Date         at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 40  Five-Year U.S. Treasury Notes      6/99       $ 4,445,625     ($  9,020)
 84  Ten-Year U.S. Treasury Notes       6/99         9,633,750       (95,130)
377  U.S. Treasury Bonds                6/99        45,310,688      (284,826)

Sold:
151  Two-Year U.S. Treasury Notes       6/99        31,643,938        90,883
100  Ten-Year U.S. Treasury Notes       6/99        11,468,750        31,437
 27  U.S. Treasury Bonds                6/99         3,245,063        43,875


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                               Settlement         Value         Unrealized
                                  Date            in USD       Depreciation
--------------------------------------------------------------------------------
Sold:
13,500,000 CAD                   6/17/99        $9,279,243       $514,148


SWAPS
--------------------------------------------------------------------------------
Open index rate swap contracts at April 30, 1999 consisted of the following:
--------------------------------------------------------------------------------
  Notional      Termination   Interest             Index            Unrealized
   Amount          Date         Sold               Bought          Appreciation
--------------------------------------------------------------------------------
$15,000,000      8/01/99    1 mo. LIBOR      Lehman Brothers Baa     $134,817

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                        STRONG GOVERNMENT SECURITIES FUND
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY
 ISSUES 84.4%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                     $ 3,569,176     $ 2,859,802
FHA Project Loan, 7.40%, Due 3/01/09                20,699,086      21,908,740
FHA Project Loan Section 223(f) - Hampshire Tower
  Apartments, 7.50%, Due 11/15/30                    8,958,458       9,182,419
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates:
  Pool #865496, 7.552, Due 5/01/26                   3,372,353       3,423,676
  Series 1539, Class FB, 5.262%, Due 6/15/05         2,832,308       2,834,271
  Series 1572-B, Class SA, 5.4175%, Due 10/15/00     3,000,000       2,940,125
FHLMC Multiclass Mortgage Guaranteed
  Participation Certificates, Series 144, Class 144-A,
  8.75%, Due 6/15/00                                    73,021          73,021
FHLMC Participation Certificates:
  6.00%, Due 1/01/13                                12,368,771      12,308,952
  6.25%, Due 9/15/22                                 5,705,000       5,686,887
  6.59%, Due 6/25/12                                11,907,506      11,943,050
  7.00%, Due 1/25/21                                 2,980,772       3,010,088
  7.25%, Due 7/01/08                                   994,891       1,010,754
  7.26%, Due 6/01/06                                 6,729,401       7,036,464
  7.625%, Due 8/25/22                                8,498,293       8,461,155
  8.00%, Due 7/01/08 thru 12/01/10                   4,751,889       4,939,462
  8.50%, Due 10/01/05 thru 6/01/17                  23,529,645      24,616,863
  9.00%, Due 8/01/09 thru 4/01/17                    5,898,592       6,311,167
  9.30%, Due 7/15/21                                 4,417,895       4,647,820
  9.50%, Due 4/01/07 thru 12/01/19                   2,565,201       2,678,016
  9.75%, Due 8/01/02                                   645,750         670,233
  10.00%, Due 10/01/05 thru 6/01/20                  3,020,640       3,192,300
  10.50%, Due 6/01/04 thru 8/01/20                   4,968,677       5,416,064
  11.00%, Due 1/01/01                                    6,391           6,595
  11.25%, Due 1/01/01                                   34,798          35,945
  11.75%, Due 10/01/15                                 111,978         123,090
  12.00%, Due 11/01/15                                  24,810          27,844
  12.25%, Due 7/01/15 thru 12/01/15                    284,388         315,406
  12.50%, Due 10/01/09 thru 1/01/15                    160,786         179,924
  13.00%, Due 7/01/14                                   46,164          52,430
  13.75%, Due 5/01/02                                   36,481          39,331
  14.00%, Due 6/01/11 thru 4/01/16                     465,828         538,151
  14.50%, Due 3/01/11 thru 12/01/11                      6,725           7,850
  14.75%, Due 8/01/11 thru 4/01/13                       6,959           8,126
  15.00%, Due 8/01/11                                   26,298          30,968
  16.00%, Due 6/01/12                                    6,558           7,889
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates:
  5.60%, Due 5/01/04 thru 11/01/05                   2,285,478       2,251,968
  6.00%, Due 9/01/12 thru 2/01/29                   26,187,817      26,116,656
  6.125%, Due 11/25/03                               1,356,836       1,365,038
  6.292%, Due 5/01/05                                9,312,255       9,384,984
  6.30%, Due 12/25/15                                3,094,986       3,111,560
  6.32%, Due 8/25/08                                10,000,000      10,069,150
  6.50%, Due 6/18/27 thru 8/01/28                   32,929,552      32,544,923
  6.74%, Due 8/25/07                                20,890,000      21,615,614
  7.00%, Due 9/01/15 thru 6/25/22                   21,053,412      21,267,462
  7.50%, Due 7/01/03 thru 10/01/18                  35,574,680      36,462,198
  8.00%, Due 4/01/17 thru 11/01/26                  33,287,308      34,615,697
  8.305%, Due 4/01/01                                5,363,986       5,556,401
  8.40%, Due 2/25/09                                27,539,775      28,732,109
  8.43%, Due 4/01/01                                10,355,055      10,745,885
  8.50%, Due 7/01/10 thru 5/01/26                   37,616,095      39,820,855
  8.55%, Due 8/25/26                                 5,734,000       6,008,143
  8.75%, Due 1/01/10                                   993,066       1,065,286
  9.00%, Due 9/01/21 thru 11/01/21                   7,614,138       8,167,545
  9.25%, Due 4/25/18                                 1,357,766       1,446,301
  9.40%, Due 10/25/19                                5,176,541       5,543,400
  9.50%, Due 6/01/05 thru 7/01/28                   16,870,770      18,015,666
  10.00%, Due 4/01/20                                2,490,759       2,690,779
  11.00%, Due 2/01/19                                2,234,251       2,487,291
  11.50%, Due 2/01/19                                1,417,045       1,594,430
  11.75%, Due 12/01/10                                  90,969         100,151
  12.00%, Due 1/01/16 thru 2/01/19                   2,024,276       2,246,247
  12.25%, Due 7/01/14                                   20,086          22,083
  12.50%, Due 2/01/11                                  145,395         161,635
  13.25%, Due 4/01/12                                    3,293           3,788
  13.50%, Due 1/01/11 thru 1/01/12                      24,220          26,323
  13.75%, Due 10/01/10                                   6,241           6,971
  14.00%, Due 1/01/12 thru 11/01/14                     79,592          89,224
  14.25%, Due 12/01/14                                  32,831          37,027
  14.50%, Due 1/01/12                                    6,761           7,642
  14.75%, Due 11/01/10 thru 3/01/12                    135,350         157,987
  15.00%, Due 10/01/12                                  10,009          11,435
  15.50%, Due 10/01/12                                   9,764          11,248
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Certificates:
  Pool #54844, 5.905%, Due 9/01/27                  16,154,988      16,249,955
  Pool #66414, 6.842%, Due 9/01/28                  10,844,796      10,993,912
  Pool #70279, 6.84%, Due 4/01/19                      985,414       1,005,157
  Pool #70843, 6.407%, Due 4/01/20                   1,813,801       1,826,541
  Pool #73310, 6.09%, Due 1/01/03                    4,967,229       4,975,456
  Pool #73312, 6.09%, Due 1/01/03                    7,713,637       7,726,094
  Pool #92068, 7.212%, Due 1/01/18                     917,564         943,093
  Pool #109031, 6.695%, Due 8/01/05                 10,000,000      10,268,685
  Pool #110238, 6.363%, Due 1/01/16                  4,138,346       4,165,583
  Pool #124013, 7.447%, Due 10/01/21                 1,384,636       1,421,698
  Pool #176367, 7.159%, Due 4/01/15                  1,981,578       2,019,198
  Pool #181826, 7.45%, Due 10/01/22                    856,881         879,771
  Pool #201427, 6.777%, Due 1/01/23                  1,429,025       1,477,380
  Pool #323127, 5.708%, Due 8/01/15                 19,099,556      19,093,636
  Pool #457277, 7.406%, Due 10/01/27                26,976,445      28,029,220
  Series 1996-M6, Class A, 7.3875%, Due 8/17/03        646,786         650,922
  Series 1997-M4, Class C, 7.2984%, Due 8/17/18      5,683,000       5,837,322
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Mortgage Securities, 5.90%,
  Due 3/01/18                                        2,920,808       2,948,497
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates, Pool
  #313629, 8.50%, Due 11/01/02                         596,359         615,400
FNMA Stripped Mortgage-Backed Securities:
  Series B, Class B-1, 6.00%, Due 5/01/09            2,665,407       2,663,755
  Series C, Class C-1, 6.00%, Due 5/01/09            2,112,318       2,111,008
  Series K, Class K-1, 6.00%, Due 11/01/08          13,813,403      13,804,839
  Series 161, Class 2, 8.50%, Due 7/25/22            3,789,193         892,732
Federal Agricultural Mortgage Corporation
  Guaranteed Mortgage Variable Rate
  Pass-Thru Certificates:
  Series BA -1001, Class 1, 7.012%, Due 1/25/03      2,860,199       2,939,427
  Series CS -1001, Class 1, 7.185%, Due 7/25/01      2,089,416       2,137,661
  Series CS -1010, Class 1, 7.421%, Due 7/25/02      7,688,370       7,979,067
Federal Home Loan Banks Consolidated Bonds,
  Series H, 4.875%, Due 3/17/00                      8,000,000       7,999,656
GNMA Guaranteed Pass-Thru Certificates:
  8.35%, Due 9/01/19                                18,772,642      19,887,362
  9.00%, Due 12/15/06 thru 12/15/09                 10,699,841      11,184,773
  12.50%, Due 4/15/19                                2,893,702       3,303,335
  13.00%, Due 11/15/10 thru 11/15/14                   514,276         589,868
  13.50%, Due 7/15/10 thru 10/15/12                    107,310         124,452
  14.00%, Due 6/15/11 thru 12/20/14                    124,339         144,012
  14.50%, Due 6/15/11 thru 11/15/12                    229,739         270,417
  15.00%, Due 1/15/12 thru 9/15/12                     123,156         145,332
  16.00%, Due 4/15/12                                    9,489          11,311

--------------------------------------------------------------------------------
================================================================================
                  STRONG GOVERNMENT SECURITIES FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
GNMA Guaranteed Variable Rate Pass-Thru
  Certificates:
  Pool #8333, 6.875%, Due 3/20/18                  $ 1,075,313 $     1,100,760
  Pool #8489, 6.875%, Due 4/20/19                      241,126        ,247,373
  Pool #8678, 6.625%, Due 8/20/20                    8,395,961       8,618,979
  Pool #8714, 6.125%, Due 11/20/20                   6,177,162       6,302,992
HHS Project Loan, 7.83%, Due 11/01/01                1,454,706       1,475,159
Small Business Administration Guaranteed Loan
  Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17              28,244,358       1,246,424
  Series 1993-1A, 2.5312%, Due 2/15/18              25,770,054       1,127,440
Student Loan Marketing Association Student Loan
  Trust Floating Rate Bonds, Series 1995-1, Class
  A1, 5.032%, Due 4/25/04                            2,738,699       2,739,123
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                       5,699,110       5,339,382
United States Department of Veterans Affairs
  Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates - Vendee
  Mortgage Trust:
  Series 1995-1, Class 4, 8.8517%, Due 2/15/25       7,800,225       8,393,053
  Series 1995-2, Class 3, 8.7925%, Due 6/15/25      17,054,557      18,333,598
United States Treasury Notes:
  4.625%, Due 11/30/00                               7,000,000       6,956,250
  4.75%, Due 2/15/04 thru 11/15/08                  29,005,000      28,021,354
  5.25%, Due 11/15/28 thru 2/15/29                  61,465,000      57,643,809
  5.50%, Due 12/31/00 thru 8/15/28                  45,605,000      45,714,391
  5.625%, Due 5/15/08                                9,775,000       9,918,575
  5.875%, Due 11/15/05                              21,000,000      21,590,625
  6.00%, Due 7/31/02                                95,740,000      97,924,117
  6.125%, Due 8/15/07 thru 11/15/27                 14,825,000      15,333,233
  7.00%, Due 7/15/06                                39,755,000      43,482,031
  7.25%, Due 5/15/16                                24,225,000      27,699,786
  7.875%, Due 11/15/04                              10,105,000      11,317,600
  8.125%, Due 8/15/21                               43,715,000      55,408,763
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
         (Cost $1,158,999,166)                                   1,153,337,324
--------------------------------------------------------------------------------

CORPORATE BONDS 5.6%
Atlas Air, Inc. Pass-Thru Certificates,
  Series 1998-1, Class B, 7.68%, Due 1/02/14         9,936,467       9,939,995
Bank United Corporation Subordinated Notes,
  8.875%, Due 5/01/07                               10,000,000      10,374,330
GS Escrow Corporation Senior Notes, 7.00%,
  Due 8/01/03                                       19,400,000      19,492,441
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 12/10/96;
  Cost $9,490,000) (b)                               9,490,000       9,554,143
Sprint Capital Corporation Guaranteed Bonds,
  6.90%, Due 5/01/19                                13,000,000      12,825,020
United Air Lines, Inc. Debentures, 10.25%,
  Due 7/15/21                                       10,735,000      13,061,801
Vastar Resources, Inc. Notes, 6.50%, Due 4/01/09     1,100,000       1,115,247
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $77,725,987)                            76,362,977
--------------------------------------------------------------------------------

MUNICIPAL BONDS 0.3%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14              3,100,000       3,848,752
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,778,286)                              3,848,752
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
 SECURITIES 0.6%
Bear Stearns Commercial Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1999-C1, Class A-2, 6.02%, Due 2/14/09      7,500,000       7,272,675
Community Program Loan Trust Bonds, Series
  1987-A, Class A5, 4.50%, Due 4/01/29                 980,000         791,350
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $8,350,932)                                                  8,064,025
--------------------------------------------------------------------------------

OPTIONS 0.1%
MCI Worldcom, Inc. Call Options                     25,000,000         362,500
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of 100 beginning 4/09/04 and
  expiring 4/09/25.)                                 7,166,667         751,067
--------------------------------------------------------------------------------
Total Options (Cost $894,340)                                        1,113,567
--------------------------------------------------------------------------------

PREFERRED STOCKS 2.4%
Centaur Funding Corporation 9.08% Series B
  (Acquired 12/09/98 - 4/13/99; Cost $21,217,983) (b)   20,000      22,237,400
Norwest Corporation Series A Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $10,000,000) (b)             50,000      10,134,600
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $31,217,983)                           32,372,000
--------------------------------------------------------------------------------

WARRANTS 0.0%
EOP Operating LP Warrants, Expire 1/18/00                7,500          41,250
--------------------------------------------------------------------------------
Total Warrants (Cost $60,000)                                           41,250
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.1%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Warner Lambert Company, 4.50%                          437,100         437,100

Repurchase Agreements 6.0%
ABN-AMRO Tri-Party (Dated 4/30/99), 4.85%,
  Due 5/03/99 (Repurchase Proceeds $81,833,061);
  Collateralized by:  FHLB Bonds and Discount
  Corporate Notes, FHLMC Bonds and Discount
  Notes,  FNMA Notes, Federal Farm Credit
  Bank Notes and SLMA Notes (d)                     81,800,000      81,800,000

United States Government Issues 0.1%
United States Treasury Bills, Due 5/06/99
  thru 7/29/99 (c)                                   1,545,000       1,537,063
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $83,774,241)                     83,774,163
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,364,800,935) 99.5%      1,358,914,058
Other Assets and Liabilities, Net 0.5%                               7,951,081
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,366,865,139
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying     Unrealized
                                   Expiration      Face Amount   Appreciation
                                      Date          at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 46  Five-Year U.S. Treasury Notes    6/99       $ 5,112,469     ($   33,408)
 84  Ten-Year U.S. Treasury Notes     6/99         9,633,750        (107,614)
486  U.S. Treasury Bonds              6/99        58,411,125      (1,164,247)
Sold:
100  U.S. Treasury Bonds              6/99        12,018,750         302,344

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                          STRONG HIGH-YIELD BOND FUND
================================================================================
                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 83.3%
AP Holdings, Inc. Senior Discount Notes, Zero %,
  Due 3/15/08 (Rate Reset Effective 3/15/03)       $ 7,950,000     $ 4,571,250
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08            11,210,000      10,607,462
Adelphia Communications Corporation Senior
  Notes, 7.875%, Due 5/01/09                         5,000,000       5,000,000
Allegiance Telecom, Inc. Senior Discount Notes,
  Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03)                                          11,000,000       7,466,250
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                6,500,000       6,898,125
Anthony Crane Rental Holdings LP/Anthony Crane
  Holdings Capital Corporation Senior Discount
  Debentures, Zero %, Due 8/01/09 (Rate Reset
  Effective 8/01/03)                                 8,400,000       4,231,500
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05   11,725,000      12,399,187
BankUnited Capital Trust Preferred Securities,
  Series A, 10.25%, Due 12/31/26                     4,300,000       4,224,750
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                                4,975,000       4,744,906
Bresnan Communications Group LLC/Bresnan
  Capital Corporation Senior Discount Notes,
  Zero %, Due 2/01/09 (Rate Reset Effective
  2/01/04) (Acquired 1/25/99; Cost $4,773,300) (b)   7,500,000       5,175,000
Bresnan Communications Group LLC/Bresnan
  Capital Corporation Senior Notes, 8.00%,
  Due 2/01/09 (Acquired 1/25/99;
  Cost $2,000,000) (b)                               2,000,000       2,065,000
Building One Services Corporation Senior
  Subordinated Notes, 10.50%, Due 5/01/09
  (Acquired 4/23/99; Cost $3,421,110) (b)            3,500,000       3,430,000
Capstar Radio Broadcasting Partners, Inc.
  Senior Subordinated Notes, 9.25%, Due 7/01/07      4,150,000       4,399,000
William Carter Senior Subordinated Notes, Series A,
  10.375%, Due 12/01/06                              7,000,000       7,498,750
Chancellor Media Corporation Senior Notes, 8.00%,
  Due 11/01/08 (Acquired 11/11/98;
  Cost $4,957,550) (b)                               5,000,000       5,175,000
Charter Communication Holdings LLC/Charter
  Communication Holdings Capital Corporation
  Senior Notes, 8.25%, Due 4/01/07
  (Acquired 3/12/99; Cost $1,495,995) (b)            1,500,000       1,541,250
Cumulus Media, Inc. Senior Subordinated Notes,
  10.375%, Due 7/01/08                               7,000,000       7,612,500
Del Monte Corporation Senior Subordinated Notes,
  12.25%, Due 4/15/07                                2,600,000       3,042,000
e.spire Communications, Inc. Senior Notes, 13.75%,
  Due 7/15/07                                        2,000,000       1,940,000
Everest Healthcare Services Corporation Senior
  Subordinated Notes, 9.75%, Due 5/01/08             3,000,000       3,063,750
Exide Corporation Senior Notes, 10.00%,
  Due 4/15/05                                        2,000,000       2,030,000
Florida Panthers Holdings, Inc. Senior Subordinated
  Notes, 9.875%, Due 4/15/09 (Acquired 4/15/99;
  Cost $5,000,000) (b)                               5,000,000       5,037,500
Formica Corporation Senior Subordinated Notes,
  10.875%, Due 3/01/09 (Acquired 2/18/99;
  Cost $3,985,000) (b)                               4,000,000       4,065,000
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08         11,590,000      11,416,150
GST Network Funding, Inc. Senior Secured
  Discount Notes, Zero %, Due 5/01/08 (Rate
  Reset Effective 5/01/03) (Acquired 1/07/99 -
  4/07/99; Cost $1,681,875) (b)                      3,500,000       2,143,750
General Binding Corporation Senior Subordinated
  Notes, 9.375%, Due 6/01/08                         5,000,000       5,143,750
Genesis Health Ventures, Inc. Senior Subordinated
  Notes, 9.875%, Due 1/15/09 (Acquired 4/15/99;
  Cost $860,000) (b)                                 1,000,000         900,000
Global Crossing Holding, Ltd. Senior Notes, 9.625%,
  Due 5/15/08                                        8,850,000       9,912,000
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount Notes,
  Zero %, Due 1/15/09 (Rate Reset Effective 1/15/03  8,150,000       5,735,563
Grove Holdings LLC/Grove Holdings Capital, Inc.
  Senior Discount Debentures, Zero %, Due 5/01/09
  (Rate Reset Effective 5/01/03)                     9,500,000       3,467,500
Hyperion Telecommunications, Inc. Senior Secured
  Notes, 12.25%, Due 9/01/04                         2,000,000       2,185,000
Hyperion Telecommunications, Inc. Senior
  Subordinated Notes, 12.00%, Due 11/01/07
  (Acquired 2/25/99; Cost $3,000,000) (b)            3,000,000       3,165,000
ICG Holdings, Inc. Senior Discount Notes, Zero %,
  Due 9/15/05 (Rate Reset Effective 9/15/00)         4,000,000       3,660,000
IXC Communications, Inc. Senior Subordinated
  Notes, 9.00%, Due 4/15/08                          2,800,000       2,817,500
Imax Corporation Senior Yankee Notes, 7.875%,
  Due 12/01/05                                       6,150,000       6,157,688
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    6,000,000       5,982,228
Insight Health Services Corporation Senior
  Subordinated Notes, 9.625%, Due 6/15/08            2,000,000       2,060,000
Interep National Radio Sales, Inc. Senior
  Subordinated Notes, 10.00%, Due 7/01/08            4,000,000       4,185,000
Intermedia Communications, Inc. Senior Notes:
  8.875%, Due 11/01/07                               1,750,000       1,771,875
  Series B, 8.50%, Due 1/15/08                       2,000,000       2,005,000
Jackson Products, Inc. Senior Subordinated Notes,
  Series B, 9.50%, Due 4/15/05                       8,300,000       8,341,500
Jordan Telecommunication Products, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/07 (Rate Reset Effective 8/01/00)        11,615,000       9,611,413
Key Energy Services, Inc. Units, 14.00%, Due
  1/15/09 (Acquired 1/19/99; Cost $3,000,000) (b)        3,000       2,880,000
La Petite Academy, Inc./LPA Holding Corporation
  Senior Notes, Series B, 10.00%, Due 5/15/08        6,300,000       6,331,500
MJD Communications, Inc. Senior Subordinated
  Notes, 9.50%, Due 5/01/08                          3,000,000       3,048,750
Market Hub Partners Storage LP/Market Hub
  Partners Finance, Inc. Senior Notes, 8.25%,
  Due 3/01/08                                        4,300,000       4,429,000
Metromedia Fiber Network, Inc. Senior Notes,
  10.00%, Due 11/15/08 (Acquired 11/20/98;
  Cost $8,065,000) (b)                               8,000,000       8,680,000
MetroNet Communications Corporation Senior
  Discount Notes:
  Zero %, Due 11/01/07 (Rate Reset Effective
  11/01/02)                                          1,000,000         782,500
  Zero %, Due 6/15/08 (Rate Reset Effective
  6/15/03)                                           1,375,000       1,079,375
MetroNet Communications Corporation Senior
  Yankee Notes, 10.625%, Due 11/01/08
  (Acquired 12/02/98 - 12/04/98;
  Cost $6,975,625) (b)                               6,500,000       7,661,875
Mohegan Tribal Gaming Authority Senior Notes,
  8.125%, Due 1/01/06 (Acquired 2/24/99;
  Cost $3,000,000) (b)                               3,000,000       3,086,250
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                               7,500,000       7,762,500

--------------------------------------------------------------------------------
================================================================================
                     STRONG HIGH-YIELD BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
NTL, Inc. Senior Notes:
  Zero %, Due 4/01/08 (Rate Reset Effective
  4/01/03)                                         $ 5,500,000     $ 3,884,375
  11.50%, Due 10/01/08 (Acquired 10/26/98 -
  11/30/98; Cost $5,720,000) (b)                     5,500,000       6,242,500
NTL, Inc. Senior Notes, Series B, 10.00%,
  2/15/07                                            2,500,000       2,700,000
National Wine & Spirits, Inc. Senior Notes,
  10.125%, Due 1/15/09 (Acquired 1/20/99;
  Cost $8,300,313) (b)                               8,250,000       8,559,375
Nextel Communications, Inc. Senior Discount
  Notes, 10.125%, Due 1/15/04                        4,500,000       4,725,000
Nextlink Communications, Inc. Senior Discount
  Notes, 10.75%, Due 11/15/08 (Acquired 11/04/98;
  Cost $10,000,000) (b)                             10,000,000      10,800,000
Ono Finance PLC Units, 13.00%, Due 5/01/09
  (Acquired 4/29/99; Cost $3,000,000) (b)                3,000       3,075,000
Orbital Imaging Corporation Senior Notes:
  11.625%, Due 3/01/05                               6,500,000       6,240,000
  11.625%, Due 3/01/05 (Acquired 4/19/99;
  Cost $2,833,290) (b)                               3,000,000       2,880,000
PSINet, Inc. Senior Notes, 11.50%, Due 11/01/08      7,000,000       7,805,000
Packaged Ice, Inc. Senior Notes, Series B, 9.75%,
  Due 2/01/05                                        5,040,000       5,140,800
Pogo Producing Company Senior Subordinated
  Notes, 10.375%, Due 2/15/09                        5,815,000       6,105,750
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04            4,500,000       3,240,000
Quorum Health Group, Inc. Senior
  Subordinated Notes, 8.75%, Due 11/01/05            3,000,000       3,022,500
RBF Finance Company Senior Secured Notes,
  11.00%, Due 3/15/06 (Acquired 3/19/99;
  Cost $4,000,000) (b)                               4,000,000       4,200,000
RCN Corporation Senior Discount Notes:
  Zero %, Due 10/15/07 (Rate Reset Effective
  10/15/02)                                          1,400,000         974,750
  Zero %, Due 2/15/08 (Rate Reset Effective
  2/15/03)                                           3,000,000       1,950,000
R.H. Donnelley, Inc. Senior Subordinated
  Notes, 9.125%, Due 6/01/08                         7,000,000       7,490,000
Repap New Brunswick Senior Yankee Notes,
  10.625%, Due 4/15/05                               5,500,000       4,482,500
Rhythms Netconnections, Inc. Senior Notes,
  12.75%, Due 4/15/09 (Acquired 4/16/99;
  Cost $6,000,000) (b)                               6,000,000       6,015,000
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05      8,000,000       9,040,000
SF Holdings Group, Inc. Senior Secured Discount
  Notes, Zero %, Due 3/15/08 (Rate Reset
  Effective 3/15/03)                                 5,000,000       1,575,000
SFX Entertainment, Inc. Senior Subordinated Notes,
  9.125%, Due 12/01/08 (Acquired 11/19/98 - 2/26/99;
  Cost $7,020,000) (b)                               7,000,000       7,297,500
Sabreliner Corporation Senior Notes, 11.00%,
  Due 6/15/08 (Acquired 6/19/98; Cost
  $6,000,000) (b)                                    6,000,000       5,280,000
BF Saul Real Estate Investment Trust Senior
  Secured Notes, 9.75%, Due 4/01/08                  7,000,000       6,825,000
Schuff Steel Company Senior Notes, 10.50%,
  Due 6/01/08                                        2,240,000       2,100,000
The Scotts Company Senior Subordinated Notes,
  8.625%, Due 1/15/09 (Acquired 1/14/99;
  Cost $8,621,656) (b)                               8,500,000       8,850,625
Snyder Oil Corporation Senior Subordinated Notes,
  8.75%, Due 6/15/07                                 6,000,000       6,075,000
Spectrasite Holdings, Inc. Senior Discount Notes,
  Zero %, Due 4/15/09 (Rate Reset Effective 4/15/04)
  (Acquired 4/13/99; Cost $4,925,070) (b)            8,500,000       5,015,000
Station Casinos, Inc. Senior Subordinated Notes,
  9.75%, Due 4/15/07                                 3,750,000       4,012,500
Steel Heddle Manufacturing Company Senior
  Subordinated Notes, 10.625%, Due 6/01/08           5,000,000       2,625,000
Superior National Capital Trust I Notes, 10.75%,
  Due 12/01/17                                       5,405,000       5,296,900
Telecommunications Techniques Company LLC
  Senior Subordinated Notes, 9.75%, Due 5/15/08      6,000,000       6,180,000
Telecorp PCS, Inc. Senior Subordinated Discount
  Notes, Zero %, Due 4/15/09 (Rate Reset
  Effective 4/15/04) (Acquired 4/20/99;
  Cost $2,564,100) (b)                               4,500,000       2,565,000
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset Effective
  8/15/03)                                          10,400,000       5,668,000
Telewest Communications PLC Senior Discount
  Notes, Zero %, Due 4/15/09 (Rate Reset Effective
  4/15/04) (Acquired 4/01/99; Cost $1,590,700) (b)   2,500,000       1,706,250
Time Warner Telecom LLC Senior Notes, 9.75%,
  Due 7/15/08                                        5,000,000       5,475,000
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                      7,100,000       6,993,500
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated Notes,
  Series D, 9.625%, Due 11/15/07                    12,380,000      12,999,000
Tri-State Outdoor Media Group, Inc. Senior Notes,
  11.00%, Due 5/15/08                                6,300,000       6,520,500
Triarc Consumer Products Group LLC/Triarc
  Beverage Holdings Corporation Senior
  Subordinated Notes, 10.25%, Due 2/15/09
  (Acquired 4/13/99; Cost $6,191,300) (b)            6,130,000       6,206,625
United Industries Corporation Senior Subordinated
  Notes, 9.875%, Due 4/01/09 (Acquired 3/19/99;
  Cost $3,000,000) (b)                               3,000,000       3,127,500
United International Holdings, Inc. Senior Secured
  Discount Notes, Series B, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)                    11,750,000       8,107,500
Universal Compression, Inc. Senior Discount Notes,
  Zero %, Due 2/15/08 (Rate Reset Effective 2/15/03) 5,500,000       3,602,500
Verio, Inc. Senior Notes, 13.50%, Due 6/15/04        6,500,000       7,572,500
Versatel Telecom BV Senior Yankee Notes, 13.25%,
  Due 5/15/08                                        3,000,000       3,255,000
Viatel, Inc. Senior Notes, 11.50%, Due 3/15/09
  (Acquired 4/22/99; Cost $5,325,000) (b)            5,000,000       5,350,000
Vintage Petroleum, Inc. Senior Subordinated Notes,
  9.75%, Due 6/30/09 (Acquired 1/20/99;
  $7,075,000) (b)                                    7,075,000       7,464,125
Winstar Communications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/05 (Rate Reset Effective
  10/15/00)                                          1,880,000       1,626,200
Winstar Communications, Inc. Senior Subordinated
  Deferred Interest Notes:
  Zero %, Due 3/01/07 (Rate Reset Effective 9/01/02) 2,000,000       2,150,000
  Zero %, Due 3/15/08 (Rate Reset Effective 9/15/03) 4,000,000       3,340,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $510,120,950)                          516,055,122
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
 SECURITIES 3.4%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D, 12.75%,
  Due 6/15/06                                        4,489,834       4,444,936
Blaylock Mortgage Capital Corporation Subordinated
  Bonds, Series 1997-A, Class B3, 6.425%, Due
  10/25/03 (Acquired 3/11/98; Cost $3,158,335) (b)   3,351,574       2,838,381
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    12,768,483         131,643

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                     STRONG HIGH-YIELD BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Chase Mortgage Finance Trust Mortgage Pass-Thru
  Certificates, Series 1999-S2, Class B3, 6.50%,
  Due 3/25/29 (Acquired 4/14/99; Cost
  $1,175,160) (b)                                   $1,572,449     $ 1,150,844
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1994-M1, Class E, 8.3367%, Due 6/25/22
  (Acquired 11/19/98; Cost $4,850,000) (b)           5,000,000       5,027,925
Norwest Asset Securities Corporation Mortgage
  Pass-Thru Certificates:
  Series 1998-29, Class B4, 6.25%, Due 12/25/28
  (Acquired 4/14/99; Cost $2,324,264) (b)            3,158,236       2,266,034
  Series 1998-30, Class B4, 6.25%, Due 12/25/28
  (Acquired 4/14/99; Cost $880,290) (b)              1,196,148         858,237
  Series 1999-4, Class B4, 6.50%, Due 3/25/29
  (Acquired 4/14/99; Cost $1,568,390) (b)            2,098,619       1,531,992
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1997-A,
  Class B-3, 7.3887%, Due 10/01/25
  (Acquired 7/09/97; Cost $2,803,622) (b)            3,140,012       2,702,388
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $21,455,208)                                                20,952,380
--------------------------------------------------------------------------------

FOREIGN BONDS 0.8%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                        8,000,000 CAD   5,233,516
--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $5,227,995)                                5,233,516
--------------------------------------------------------------------------------

PREFERRED STOCKS 8.7%
Capstar Communications, Inc. 12.625% Exchangeable       54,821       6,770,394
Capstar Radio Broadcasting Partners, Inc. 12.00%
  Senior Exchangeable                                   67,416       8,039,358
e.spire Communications, Inc. 14.75%                      3,466       2,529,906
Global Crossing Holdings, Ltd. 10.50% Senior
  Exchangeable                                          40,000       4,650,000
IXC Communications, Inc. 12.50% Junior                   3,203       3,339,150
Intermedia Communications, Inc. 13.50% Series B
  Exchangeable                                           6,873       7,440,066
Jordan Telecommunications Products, Inc. 13.25%
  Series B Senior Exchangeable                           2,515       2,590,143
NTL, Inc. 13.00% Series B                                6,794       7,719,505
Nextlink Communications, Inc. 14.00% Senior
  Exchangeable                                          50,929       2,801,081
R&B Falcon Corporation 13.875% Units
  (Acquired 4/15/99 - 4/28/99; Cost $7,125,000) (b)      7,000       7,332,500
21st Century Telecom Group, Inc. 13.75% Senior
  Exchangeable                                           1,147         573,378
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $55,945,830)                           53,785,481
--------------------------------------------------------------------------------

COMMON STOCKS 1.2%
Cumulus Media, Inc.                                    180,000       2,913,750
Jordan Telecommunications Products, Inc. (Acquired
  2/25/98; Cost $0) (b)                                  2,000         400,000
OpTel, Inc. Non-Voting (Acquired 2/07/97 - 5/07/98;
  Cost $596,280) (b)                                    17,175          85,875
SF Holdings Group, Inc. Class C (Acquired 3/05/98;
  Cost $20,000)                                         10,000          20,000
Verio, Inc.                                             61,540       4,369,340
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,950,550)                                7,788,965
--------------------------------------------------------------------------------

WARRANTS 0.2%
American Telecasting, Inc. Warrants, Expire 8/10/00        150               0
e.spire Communications, Inc. Warrants,
  Expire 11/01/05                                        1,500          19,500
MetroNet Communications Corporation Warrants,
  Expire 8/15/07                                         3,000         195,000
NTL, Inc. Warrants, Expire 10/14/08
  (Acquired 10/28/98; Cost $50,000) (b)                  3,800         171,000
Orbital Imaging Corporation Warrants,
  Expire 3/01/05 (Acquired 2/20/98 - 5/04/98;
  Cost $1) (b)                                           6,500         260,000
Powertel, Inc. Warrants, Expire 2/01/06                  3,264          28,560
21st Century Telecom Group, Inc. Warrants,
  Expire 2/15/10 (Acquired 2/02/98; Cost $55,000) (b)    1,000          20,000
Versatel Telecom International NV Warrants,
  Expire 5/15/08 (Acquired 5/20/98; Cost $40,000) (b)    4,000         300,000
--------------------------------------------------------------------------------
Total Warrants (Cost $240,656)                                         994,060
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.8%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
General Mills, Inc., 4.51%                             839,200         839,200
Pitney Bowes Credit Corporation, 4.51%                  87,900          87,900
Warner Lambert Company, 4.50%                           60,100          60,100
Wisconsin Electric Power Company, 4.50%                 42,800          42,800
                                                                    ----------
                                                                     1,030,000
Repurchase Agreements 0.6%
Goldman, Sachs & Company, Inc. (Dated 4/30/99),
  4.80%, Due 5/03/99 (Repurchase Proceeds
  $4,001,600); Collateralized by: United States
  Treasury Bonds (d)                                 4,000,000       4,000,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,030,000)                       5,030,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $601,971,189) 98.4%          609,839,524
Other Assets and Liabilities, Net 1.6%                               9,947,570
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $619,787,094
================================================================================


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                           Settlement        Value         Unrealized
                              Date           in USD       Depreciation
--------------------------------------------------------------------------------
Sold:
7,700,000 CAD                6/17/99       $5,292,605       $293,255


================================================================================
                           STRONG SHORT-TERM BOND FUND
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 51.6%
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                       10,600,000     $10,957,814
Allied Waste North America, Inc. Senior Notes,
  7.375%, Due 1/01/04                                8,400,000       8,232,000
Amerco Asset-Backed Bonds, 6.89%, Due 10/15/00
  (Acquired 10/17/97; Cost $10,000,000) (b)         10,000,000       9,916,000
Atlas Air, Inc. Pass-Thru Certificates, Series 1998-1,
  Class C, 8.01%, Due 1/02/10                       18,887,922      18,842,496
Beaver Valley Funding Corporation Debentures,
  8.625%, Due 6/01/07                                9,860,000      10,624,150
Blackstone Hotel Acquisitions Company Debt Unit
  (Medium Term Structured Enhanced Return
  Trusts 1998), Series R-38, 5.91%, Due 6/30/03
  (Acquired 7/30/98; Cost $14,000,000) (b)          14,000,000      13,912,500
CMS Panhandle Holding Company Senior Notes,
  6.125%, Due 3/15/04  (Acquired 3/23/99;
  Cost $4,984,200) (b)                               5,000,000       4,961,275

--------------------------------------------------------------------------------
================================================================================
                     STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
CalEnergy, Inc. Senior Notes, 7.63%, Due 10/15/07  $ 5,000,000     $ 5,272,860
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                          9,000,000       9,303,750
Cendant Corporation Notes:
  7.50%, Due 12/01/00                               10,000,000      10,186,560
  7.75%, Due 12/01/03                               11,540,000      11,912,927
Continental Airlines, Inc. Senior Notes, 9.50%,
  Due 12/15/01                                      14,750,000      15,487,500
Continental Airlines Pass-Thru Certificates:
  Series 1997-2D, 7.522%, Due 6/30/01               10,306,974      10,217,870
  Series 1998-2A, 6.41%, Due 4/15/07                 2,388,721       2,395,183
Custom Repackaged Asset Vehicle Trusts - CRAVE
  Trust Certificates, Series 1997-800, 6.86%, Due
  8/12/00 (Acquired 8/14/97; Cost $4,999,200) (b)    5,000,000       5,027,000
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07
  (Acquired 12/18/96; Cost $3,906,482) (b)           3,909,062       4,010,275
Custom Repackaged Asset Vehicle Trusts -
  Wal-Mart Credit-Linked Trust Certificates,
  Series 1996-401, 7.35%, Due 7/17/06
  (Acquired 10/16/96; Cost $4,079,373) (b)           4,091,976       4,203,233
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07               17,327,480      19,035,883
  Series 1993-A1, 9.875%, Due 4/30/08               16,308,449      18,391,445
Duke Realty LP Notes, 7.05%, Due 3/01/16
  (Putable at $100 and Rate Reset Effective 3/01/06) 3,000,000       3,022,134
EOP Operating LP Senior Notes, 6.375%,
  Due 2/15/03                                        1,000,000         991,737
East Coast Power LLC Senior Secured Notes,
  Tranche A, 6.737%, Due 3/31/08
  (Acquired 4/14/99; Cost $12,000,000) (b)          12,000,000      11,963,604
El Paso Electric Company First Mortgage Notes,
  Series E, 9.40%, Due 5/01/11                      10,718,000      12,307,083
Empress Entertainment Inc., Senior Subordinated
  Notes, 8.125%, Due 7/01/06                        10,000,000      10,062,500
First Industrial LP Notes, 6.50%, Due 4/05/11
  (Rate Reset Effective 3/15/01)                    10,000,000       9,904,660
GS Escrow Corporation Floating Rate Senior Notes,
  5.995%, Due 8/01/03                                5,000,000       4,920,105
GS Escrow Corporation Senior Notes:
  6.75%, Due 8/01/01                                34,500,000      34,551,060
  7.00%, Due 8/01/03                                 5,000,000       5,023,825
Gulf Canada Resources, Ltd. Senior Yankee Notes,
  8.35%, Due 8/01/06                                 5,030,000       5,155,750
HRPT Properties Trust Senior Notes, 6.75%,
  Due 12/18/02                                       5,000,000       4,924,885
Homeside, Inc. Senior Secured Second Priority Notes,
  11.25%, Due 5/15/03                               27,468,000      31,553,865
Homeside Lending, Inc. Senior Notes, Tranche
  00010, 6.20%, Due 5/15/03                          8,740,000       8,603,193
Huntington Capital I Variable Rate Capital Income
  Securities, 5.6963%, Due 2/01/27                  16,500,000      16,183,365
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    5,000,000       4,985,190
ITT Corporation Notes:
  6.25%, Due 11/15/00                                5,500,000       5,434,511
  6.75%, Due 11/15/03                               10,400,000      10,043,790
Korea Electric Power Company Debentures, 6.00%,
  Due 12/01/26                                      11,000,000      10,646,955
LCI International, Inc. Senior Notes, 7.25%,
  Due 6/15/07                                        3,750,000       3,855,690
Lehman Brothers Holdings, Inc. Notes, 6.625%,
  Due 4/01/04                                       10,000,000      10,058,360
Niagara Mohawk Power Corporation Senior
  Notes, Series C, 7.125%, Due 7/01/01              51,000,000      51,690,693
NWA Trust Structured Enhanced Return
  Trusts 1998, 7.9763%, Due 4/15/11
  (Acquired 4/06/98; Cost $15,240,000) (b)          15,000,000      13,425,000
Panamerican Beverages, Inc. Senior Yankee Notes,
  8.125%, Due 4/01/03                                6,300,000       6,188,654
Qwest Communications International, Inc. Senior
  Notes, 7.50%, Due 11/01/08
  (Acquired 10/27/98; Cost $6,207,750) (b)           6,250,000       6,570,312
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 12/20/96 -
  1/15/97; Cost $11,565,210) (b)                    11,500,000      11,577,729
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, 9.625%, Due 8/01/02                7,230,000       7,844,550
Saks, Inc. Notes, 7.25%, Due 12/01/04                6,000,000       6,148,134
Simon Debartolo Group LP Notes,
  6.625%, Due 6/15/03                               10,000,000       9,920,470
Skandinaviska Enskilda Banken Subordinated
  Reset Notes, 7.50%, Due 3/29/49
  (Rate Reset Effective 3/29/09)
  (Acquired 4/14/99; Cost $4,994,950) (b)            5,000,000       4,989,255
Skandinaviska Enskilda Banken Variable Rate
  Subordinated Yankee Notes, 6.50%, Due 12/29/49
  (Rate Reset Effective 6/04/49) (Acquired 6/29/98 -
  8/19/98; Cost $12,434,625) (b)                    12,500,000      12,231,400
Spintab AB Floating Rate Subordinated Yankee
  Notes, 5.6263%, Due 12/29/49 (Acquired
  11/21/97; Cost $30,000,000) (b)                   30,000,000      30,272,160
Sprint Capital Corporation Guaranteed Notes,
  5.875%, Due 5/01/04 (e)                           11,385,000      11,266,368
Sprint Spectrum LP/Sprint Spectrum Finance
  Corporation Senior Notes, 11.00%, Due 8/15/06     14,648,000      16,918,440
Star Capital Trust I Floating Rate Securities,
  5.765%, Due 6/15/27                               10,000,000       9,910,160
Starwood Hotels & Resorts Worldwide, Inc., 6.75%,
  Due 11/15/05                                       3,750,000       3,562,267
Superior Financial Corporation Senior Notes,
  8.65%, Due 4/01/03 (Acquired 3/27/98;
  Cost $1,250,000) (b)                               1,250,000       1,243,750
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996,
  Series R-35), 5.85%, Due 11/10/02
  (Acquired 10/16/96; Cost $10,000,000) (b)         10,000,000       9,600,000
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                      10,940,000      11,743,652
Texas Utilities Company Senior Notes, Series D,
  6.375%, Due 8/16/01                               14,000,000      14,098,756
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                 2,250,000       2,300,828
Union Pacific Corporation Medium Term Notes,
  Tranche 00165, 6.34%, Due 11/25/03                 6,000,000       6,011,256
United Air Lines, Inc. Debentures, 10.25%,
  Due 7/15/21                                        4,850,000       5,901,233
United States Filter Corporation Variable Rate
  Remarketable or Redeemable Securities:
  6.375%, Due 5/15/11 (Remarketing Date 5/15/01)     4,705,000       4,712,740
  6.50%, Due 5/15/13 (Remarketing Date 5/15/03)     11,000,000      10,936,871
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02                         8,000,000      10,120,000
Valero Pass-Thru Asset Trust 1997-1 Securities,
  6.75%, Due 12/15/02
  (Acquired 12/05/97; Cost $4,992,800) (b)           5,000,000       5,021,055
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $679,448,053)                          681,288,716
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                     STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE & ASSET-BACKED
 SECURITIES 21.3%
BCF LLC Mortgage Pass-Thru Certificates, Series
  1997-R2, Class 3-A1, 7.00%, Due 12/25/35
  (Acquired 6/17/97; Cost $4,429,476) (b)          $ 4,426,498     $ 4,430,659
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                1,047,055       1,077,158
Chase Mortgage Finance Corporation Variable Rate
  Multiclass Mortgage Pass-Thru Certificates,
  Series 1992-2, Class B2, 7.95%, Due 8/28/23
  (Acquired 9/27/96 - 9/03/97; Cost $2,824,751) (b)  2,812,256       2,802,582
Cistron Biotechnology, Inc. Asset-Backed Notes,
  Series 1997-A, Class A-6, 6.35%, Due 4/15/11      17,955,000      18,181,143
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-8, Class A-1, 8.4747%, Due 6/25/18     3,630,848       3,715,513
  Series 1993-3, Class B-1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $1,824,193) (b)           1,851,532       1,863,595
  Cityscape Home Loan Owners' Trust Asset Backed
  Notes, Series 1997-1, Class A-3, 6.63%,
  Due 3/25/18                                        5,350,000       5,356,982
Collateralized Mortgage Obligation Trust 47, Class E,
  Principal Only, Due 9/01/18                          763,366         490,676
Collateralized Mortgage Obligation Trust 61, Class Z,
  9.10%, Due 1/01/20                                 1,637,842       1,636,185
Collateralized Mortgage Obligation Trust Inverse
  Floating Rate Collateralized Mortgage Obligation,
  Series 13, Class Q, 16.763%, Due 1/20/03             610,686         625,648
ContiMortgage Home Equity Loan Trust Interest
  Only Senior Strip Certificates, Series 1996-2,
  Class A, 0.9671%, Due 7/15/27
  (Acquired 6/14/96; Cost $2,298,789) (b)           79,694,647       1,554,046
ContiSecurities Residual Corporation ContiMortgage
  Net Interest Margin Notes, Series 1997-A, 7.23%,
  Due 7/16/28 (Acquired 9/18/97;
  Cost $2,008,184) (b)                               2,008,184       2,006,297
CS First Boston Mortgage Securities Corporation
  Mortgage Backed Certificates, 7.25%, Due 8/25/27   2,107,849       2,120,233
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1993-MF10, Class A-1,
  Interest Only, 0.80%, Due 7/15/03                 22,046,089         184,967
Drexel Burnham Lambert Collateralized Mortgage
  Obligation Trust, Series T, Class T-4, 8.45%,
  Due 9/20/19                                        6,600,000       6,793,697
FirstPlus Global Issuance Corporation Asset-Backed
  Notes, Series 1998-4, Class A, Interest Only,
  6.10%, Due 8/10/00                                52,379,000       3,781,240
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20         2,310,108       2,347,647
GS Mortgage Securities Corporation Variable Rate
  Mortgage Participation Securities, Series 1998-1,
  Class A, 8.00%, Due 9/20/27 (Acquired 5/19/98;
  Cost $9,091,201) (b)                               8,676,362       9,110,181
GS Mortgage Securities Corporation II Commercial
  Mortgage Pass-Thru Certificates, Series 1999-C1,
  Class X, Interest Only, 1.1662%, Due 11/18/30    119,600,516       7,119,819
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
  Only, Due 11/26/17                                 5,492,688       4,009,662
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 6.6535%, Due 2/25/21 (Acquired 4/18/96;
  Cost $7,362,426) (b)                               7,218,065       7,290,246
Greenwich Capital Markets, Inc. Commercial
  Mortgage Loan Facility Variable Rate Funding
  Certificates, Series 1998 SFT-1, Class B, 9.25%,
  Due 3/31/01 (Acquired 9/29/98; Cost
  $10,478,043) (b)                                  10,478,043      10,478,043
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.0013%, Due 3/01/07
  (Acquired 3/10/97; Cost $4,516,875) (b)            4,500,000       4,410,293
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 5.9375%,
  Due 8/17/23                                        7,085,471       7,024,607
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1,
  Interest Only, 0.5379%, Due 11/25/20              23,313,194         342,471
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates,
  Series 1994-A, Class A-5, 7.035%, Due 2/15/24     13,666,284      13,807,213
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1994-M1, Class E, 8.3367%,
  Due 6/25/22 (Acquired 11/19/98;
  Cost $6,663,900) (b)                               6,870,000       6,908,369
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  (Acquired 12/23/97; Cost $2,343,772) (b)           2,343,773       2,283,725
Morgan Stanley Capital I, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates:
  Series 1997-RR, Class A, 6.8688%, Due 4/28/39
  (Acquired 11/21/97; Cost $4,491,015) (b)           4,492,313       4,451,613
  Series 1999-WF1, Class X, 1.0162%, Due 10/15/18
  (Acquired 2/10/99; Cost $4,983,129) (b)           96,746,646       4,809,759
NPF XI, Inc. Health Care Receivables Program 97-1
  Notes, Class A, 6.815%, Due 7/01/01
  (Acquired 6/19/97; Cost $4,999,944) (b)            5,000,000       5,031,250
Option One Mortgage Securities Corporation Net
  Interest Margin Trust, Series 1999-2, 9.66%,
  Due 6/25/29 (Acquired 4/23/99;
  Cost $5,500,000) (b)                               5,500,000       5,500,000
Oregon Commercial Mortgage, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class E, 9.2066%, Due 6/25/26
  (Acquired 5/13/98; Cost $7,997,923) (b)            7,688,000       7,611,120
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1992-26,
  Class A-18, 7.50%, Due 8/25/07                     1,745,062       1,746,161
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class B2-2, 7.90%, Due 4/28/22
  (Acquired 10/03/96 - 3/18/98; Cost $5,017,799) (b) 5,009,477       5,030,542
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates:
  Series 1994-C2, Class E, 8.00%, Due 4/25/25       11,375,471      11,404,421
  Series 1995-C2, Class D, 7.00%, Due 5/25/27        5,070,493       5,068,592
RTC Pass-Thru Securities, Inc. Variable Rate
  Certificates:
  Series 1991-11, Class 1-L, 8.625%, Due 10/25/21    8,024,858       8,002,750
  Series 1992-1, Class A-2, 7.7592%, Due 8/25/20     1,741,608       1,737,227
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates, Series 1993-M23,
  Class A-1, 6.97%, Due 8/28/23                      1,154,505       1,156,312
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Certificates, Series 1, Class D, 6.33%,
  Due 4/01/26                                          357,573         357,449

--------------------------------------------------------------------------------
================================================================================
                     STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Subordinated Certificates, Class 3B,
  7.33%, Due 4/01/26                              $  9,272,586    $  9,410,558
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds, Series
  1992-C, Class 3-A, 11.6352%, Due 11/25/30            753,596         751,365
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 12.0461%, Due 6/25/23                   1,304,819       1,329,284
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securites:
  Series 1991-1, 6.7847%, Due 3/25/20                1,797,074       1,805,555
  Series 1992-3, Class A-2, 6.8988%, Due 6/25/20     4,722,330       4,730,943
SL Commercial Mortgage Trust Mortgage Pass-Thru
  Certificates, Series 1997-C1, Class A, 6.875%,
  Due 7/25/04 (Acquired 3/23/99; Cost
  $19,633,947) (b)                                  19,242,335      19,608,613
SWP Mortgage Securities Trust Mortgage Pass-Thru
  Certificates Series 1993-1, Class A, 6.54%,
  Due 12/15/02 (Acquired 1/23/98; Cost
  $3,100,400) (b)                                    3,081,143       3,082,098
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru Certificates,
  Series 1987-3, Class A, Principal Only,
  Due 10/23/17                                       1,207,854       1,044,085
Sequoia Mortgage Trust Adjustable Rate Asset-
  Backed Certificates, Series 3, Class M-1, 6.85%,
  Due 6/25/28                                       11,127,300      11,349,846
Shearson Lehman Pass-Thru Securities, Inc. Asset
  Trust Variable Rate Pass-Thru Certificates,
  Series 88-3, 7.2929%, Due 9/15/18                  4,487,141       4,467,532
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Due 6/25/23                583,809         518,943
Structured Mortgage Trust Commercial Mortgage-
  Backed Securities, 10.7492%, Due 1/30/06
  (Acquired 5/12/98; Cost $10,592,586) (b)          10,712,139      10,263,622
Triumph Capital CBO I, Ltd./Triumph Capital
  CBO I, Inc. Senior Secured Floating Rate Notes,
  Class A-2, 5.8342%, Due 6/15/11
  (Acquired 4/15/99; Cost $18,000,000) (b) (e)      18,000,000      18,000,000
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $280,541,797)                                              280,022,537
--------------------------------------------------------------------------------

FOREIGN BONDS 0.9%
Shaw Communications, Inc. Debentures, 8.54%,
  Due 9/30/27                                   18,091,000 CAD      11,834,943
--------------------------------------------------------------------------------
Total Foreign Bonds (Cost $11,806,650)                              11,834,943
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY
 ISSUES 16.6%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                   946,801         937,627
  8.50%, Due 4/01/01 thru 1/01/05                      498,411         514,575
  8.75%, Due 10/01/01                                  410,449         422,581
  9.00%, Due 5/01/06 thru 08/01/18                   9,289,093       9,950,744
  9.50%, Due 3/01/11                                   326,614         349,061
  9.75%, Due 8/01/02                                 1,150,242       1,193,853
  10.25%, Due 7/01/09 thru 1/01/10                     443,899         481,014
  10.50%, Due 11/01/17 thru 07/01/19                 9,813,401      10,727,123
  10.75%, Due 9/01/10 thru 11/01/10                    460,349         497,546
  11.25%, Due 11/01/09                                 374,571         411,326
FHLMC Variable Rate Participation Certificates,
  7.516%, Due 5/01/26                                6,095,426       6,188,190
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  7.00%, Due 6/25/22                                 8,029,505       8,107,676
  8.00%, Due 12/01/13 thru 9/01/23                  36,116,363      37,728,616
  8.50%, Due 4/01/08 thru 2/01/23                   22,708,044      24,061,689
  9.00%, Due 11/01/24                                2,263,560       2,424,708
  9.40%, Due 10/25/19                               11,092,588      11,878,714
  9.50%, Due 2/01/11 thru 3/01/15                    7,979,082       8,535,351
  10.00%, Due 7/01/04 thru 6/25/19                  13,269,825      14,373,220
  11.00%, Due 10/15/20                              21,710,170      24,281,522
  12.00%, Due 3/01/17                                4,377,855       4,856,481
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates, Series
  1992-41, Class J, Accretion Directed Interest Only,
  1005.049%, Due 12/25/02                               12,115          14,276
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Series 1995-G2, Class IO, Interest
  Only, 4.7460%, Due 5/25/20                         8,233,706       1,790,908
FNMA Stripped Mortgage-Backed Securities:
  Series 107, Class 1, Principal Only, Due 10/25/06  1,724,658       1,538,217
  Series 1993-M1, Class N, Interest Only, 0.84%,
  Due 4/25/20                                        4,271,029          25,370
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                5,232,423       5,424,191
  8.00%, Due 12/15/08                                1,926,310       2,017,196
  8.50%, Due 5/15/10                                 1,649,079       1,729,679
  9.00%, Due 11/15/24                                1,750,995       1,883,311
  9.75%, Due 9/15/05 thru 11/15/05                   1,278,729       1,347,853
  10.00%, Due 2/20/18                                  408,173         446,279
  11.50%, Due 4/15/13                                   40,218          45,202
  12.50%, Due 4/15/19                               20,217,805      23,079,838
Small Business Administration Guaranteed Loan
  Group #0190 Variable Rate Interest Only
  Certificates, 3.136%, Due 7/30/18                 13,280,197       1,062,416
USGI FHA Insured Project Pool Banco 85,
  7.4402%, Due 11/24/19                              3,184,546       3,149,707
United States Treasury Notes:
  4.75%, Due 2/15/04                                 5,665,000       5,553,473
  5.75%, Due 4/30/03                                 2,000,000       2,034,376
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
  (Cost $217,760,033)                                              219,063,909
--------------------------------------------------------------------------------

PREFERRED STOCKS 6.1%
California Federal Preferred Capital Corporation
  9.125% Series A Exchangeable                         320,000       8,590,000
Indosuez Holdings SCA Sponsored ADR 10.375%
  Representing 1/10 Series A (Acquired 11/15/96 -
  5/21/98; Cost $16,309,146) (b)                       574,479      15,295,503
News Corporation Finance Trust Originated 5.00%        100,000       6,487,500
Norwest Corporation Series A Cumulative Tracking/
  Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $23,000,000) (b)            115,000      23,309,580
Parmalat Capital Finance 8.1523% Series B              300,000       7,012,500
TCI Communications Financing IV Trust 9.72%            347,300       9,550,750
Webster Capital Corporation 7.375% Series A             10,000      10,093,700
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $80,866,129)                           80,339,533
--------------------------------------------------------------------------------

OPTIONS 0.3%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                               $39,583,333       4,148,333
--------------------------------------------------------------------------------
Total Options (Cost $1,832,839)                                      4,148,333
--------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)    APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                     STRONG SHORT-TERM BOND FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 2.6%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
General Mills, Inc., 4.51%                          $  203,000  $      203,000
Pitney Bowes Credit Corporation, 4.51%                 159,200         159,200
Warner Lambert Company, 4.50%                            9,800           9,800
Wisconsin Electric Power Company, 4.50%                500,000         500,000
                                                                --------------
                                                                       872,000
Corporate Bonds 2.0%
Amerco Asset-Backed Bonds, 6.65%, Due 10/15/99
  (Acquired 10/17/97; Cost $9,996,500) (b)          10,000,000       9,981,400
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired  5/13/96 - 5/28/96;
  Cost $7,000,000) (b)                               7,000,000       7,009,023
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $12,500,000) (b)          10,000,000       9,800,000
                                                                --------------
                                                                    26,790,423
Repurchase Agreements 0.4%
ABN-AMRO Tri-Party (Dated 4/30/99), 4.85%, Due 5/03/99
  (Proceeds $4,501,819); Collateralized by: SLMA
  Notes, FNMA Notes, FHLMC Bonds and
  Discount Notes, Federal Home Loan Bank
  Bonds and Discount Corporate Notes, and
  Federal Farm Credit Bank Notes (d)                 4,500,000       4,500,000

United States Government Issues 0.1%
United States Treasury Bills, Due 5/06/99
  thru 7/29/99 (c)                                   1,645,000       1,637,730
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,104,054)                     33,800,153
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,306,359,555) 99.4%      1,310,498,124
Other Assets and Liabilities, Net 0.6%                               7,891,909
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,318,390,033
================================================================================


FUTURES
--------------------------------------------------------------------------------
                                                Underlying      Unrealized
                                   Expiration   Face Amount    Appreciation
                                      Date       at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
 27  Five-Year U.S. Treasury Notes    6/99      $ 3,000,797     ($ 14,515)
Sold:
 50  Two-Year U.S. Treasury Notes     6/99       10,478,125        17,500
 89  Five-Year U.S. Treasury Notes    6/99       32,119,641       216,723
629  Ten-Year U.S. Treasury Notes     6/99       72,138,418       807,626
180  U.S. Treasury Bonds              6/99       21,633,750       257,088


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                            Settlement          Value           Unrealized
                               Date             in USD         Depreciation
--------------------------------------------------------------------------------
Sold:
 14,475,000  CAD              6/17/99         $12,011,465         $665,53


================================================================================
                     STRONG SHORT-TERM HIGH YIELD BOND FUND
================================================================================
                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 83.8%
Adelphia Communications Corporation Senior
  Debentures, 11.875%, Due 9/15/04                  $1,000,000      $1,065,000
Adelphia Communications Corporation Senior
  Notes, 7.50%, Due 1/15/04 (Acquired 1/06/99;
  Cost $3,000,000) (b)                               3,000,000       2,992,500
Argosy Gaming Company First Mortgage Notes,
  13.25%, Due 6/01/04                                2,000,000       2,277,500
Aztar Corporation Senior Subordinated Notes,
  13.75%, Due 10/01/04                               3,950,000       4,325,250
Benedek Broadcasting Corporation Senior Notes,
  11.875%, Due 3/01/05                               2,000,000       2,230,000
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset
  Effective 12/01/99)                                2,600,000       2,687,750
Century Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/03                4,000,000       2,900,000
Chancellor Media Corporation Senior Subordinated
  Notes, 9.375%, Due 10/01/04                        5,000,000       5,256,250
Coinmach Corporation Senior Notes, Series D,
  11.75%, Due 11/15/05                               2,000,000       2,212,500
Continental Airlines, Inc. Senior Notes, 9.50%,
  Due 12/15/01                                       2,000,000       2,100,000
Day International Group, Inc. Senior Subordinated
  Notes, Series B, 11.125%, Due 6/01/05              2,500,000       2,675,000
Dial Call Communications, Inc. Senior Discount
  Notes, Series B, 10.25%, Due 12/15/05              1,000,000       1,042,500
Empress Entertainment Inc., Senior Subordinated
  Notes, 8.125%, Due 7/01/06                         4,500,000       4,528,125
Frontiervision Operating Partners LP/Frontiervision
  Capital Corporation Senior Subordinated Notes,
  11.00%, Due 10/15/06                               2,500,000       2,818,750
Graham Packaging Company/GPC Capital
  Corporation I Floating Rate Notes, 8.6552%,
  Due 1/15/08                                        1,000,000         983,750
Horseshoe Gaming LLC Senior Notes, Series B,
  12.75%, Due 9/30/00                                4,314,000       4,572,840
Huntsman Specialty Chemicals Corporation
  Floating Rate Term Loans, 8.4375%, Due 3/17/07
  (Acquired 5/28/98; Cost $3,048,000) (b)            3,000,000       3,000,000
IDT Corporation Senior Notes, 8.75%, Due 2/15/06     3,000,000       3,060,000
ISP Holdings, Inc. Senior Notes, 9.00%,
  Due 10/15/03                                       2,000,000       2,070,000
ITT Corporation Notes, 6.25%, Due 11/15/00           7,000,000       6,916,651
Keebler Corporation Senior Subordinated Notes,
  10.75%, Due 7/01/06                                5,000,000       5,600,000
MJD Communications, Inc. Floating Rate Notes,
  9.1597%, Due 5/01/08                               5,000,000       5,025,000
MetroNet Communications Corporation Senior Notes,
  12.00%, Due 8/15/07                                3,000,000       3,585,000
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02     6,500,000       7,410,000
Mohegan Tribal Gaming Authority Senior Notes,
  8.125%, Due 1/01/06
  (Acquired 2/24/99; Cost $2,950,000) (b)            2,950,000       3,034,813
NL Industries Senior Secured Notes, 11.75%,
  Due 10/15/03                                       5,355,000       5,756,625
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03     3,600,000       3,762,000
NTL, Inc. Senior Deferred Coupon Notes, Series A,
  Zero %, Due 4/15/05 (Rate Reset Effective 4/15/00) 2,500,000       2,387,500
NTL, Inc. Senior Yankee Discount Debentures,
  Zero %, Due 11/15/07 (Rate Reset Effective
  11/15/00)                                          2,500,000       2,312,500
Nextel Communications, Inc. Senior Discount Notes:
  9.75%, Due 8/15/04                                 2,000,000       2,085,000
  10.125%, Due 1/15/04                               2,000,000       2,100,000

--------------------------------------------------------------------------------
================================================================================
               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)
================================================================================
                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                               $2,000,000    $  2,160,000
Pathmark Stores, Inc. Subordinated Notes:
  11.625%, Due 6/15/02                               4,000,000       4,130,000
  12.625%, Due 6/15/02                               2,000,000       2,065,000
Pegasus Media & Communications, Inc. Senior
  Subordinated Notes, Series B, 12.50%,
  Due 7/01/05                                        3,000,000       3,352,500
Pharmamerica, Inc. Senior Subordinated Notes,
  8.375%, Due 4/01/08                                2,000,000       2,130,000
Premier Parks, Inc. Senior Notes, Series A, 12.00%,
  Due 8/15/03                                        2,000,000       2,155,000
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07              3,250,000       3,778,125
Rifkin Acquisition Partners LLP Senior
  Subordinated Notes, 11.125%, Due 1/15/06           2,060,000       2,317,500
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, 9.625%, Due 8/01/02                1,975,000       2,142,875
SC International Services, Inc. Senior Subordinated
  Notes, 9.25%, Due 9/01/07                          4,500,000       4,837,500
SD Warren Company Senior Subordinated Notes,
  Series B, 12.00%, Due 12/15/04                     4,500,000       4,882,500
SFX Broadcasting, Inc. Senior Subordinated Notes,
  10.75%, Due 5/15/06                                2,000,000       2,245,000
Santa Fe Energy Resources, Inc. Senior
  Subordinated Debentures, 11.00%, Due 5/15/04       2,000,000       2,080,000
Selmer Company, Inc. Senior Subordinated Notes,
  11.00%, Due 5/15/05                                3,945,000       4,260,600
Sprint Spectrum LP/Sprint Spectrum Finance
  Corporation Senior Notes, 11.00%, Due 8/15/06      3,945,000       4,556,475
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                               1,530,000       1,679,175
Statia Terminals International/Statia Terminals
  Canada, Inc. First Mortgage Notes, Series B,
  11.75%, Due 11/15/03                               3,900,000       4,319,250
Superior Financial Corporation Senior Notes, 8.65%,
  Due 4/01/03 (Acquired 3/27/98; Cost
  $2,000,000) (b)                                    2,000,000       1,990,000
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                   5,000,000       4,962,500
Twin Laboratories, Inc. Senior Subordinated
  Notes, 10.25%, Due 5/15/06                         1,412,000       1,496,720
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01       3,660,000       3,758,238
Unisys Corporation Senior Notes, 12.00%,
  Due 4/15/03                                        2,700,000       2,990,250
United Stationers Supply Senior Subordinated
  Notes, 12.75%, Due 5/01/05                         4,000,000       4,460,000
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02                         6,000,000       7,590,000
Young Broadcasting, Inc. Senior Subordinated
  Notes, 11.75%, Due 11/15/04                        2,200,000       2,373,250
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $183,761,998)                          185,485,262
--------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.1%
CUC International, Inc. Subordinated Notes, 3.00%,
  Due 2/15/02                                        2,000,000       1,897,500
Corporate Express, Inc. Subordinated Notes, 4.50%,
  Due 7/01/00                                        3,000,000       2,692,500
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $4,710,246)                            4,590,000
--------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
 SECURITIES 3.9%
Blaylock Mortgage Capital Corporation Subordinated
  Bonds, Series 1997-A, Class B3, 6.425%, Due
  10/25/03 (Acquired 3/11/98; Cost $1,884,688) (b)   2,000,000       1,693,760
Lehman Relocation Mortgage Trust Subordinated
  Variable Rate Mortgage-Backed Certificates,
  Series 1997-2, Class B1, 7.1263%, Due 6/28/26
  (Acquired 10/26/98; Cost $2,046,401) (b)           2,450,780       2,038,068
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1994-M1, Class E, 8.3367%, Due 6/25/22
  (Acquired 11/19/98; Cost $2,910,000) (b)           3,000,000       3,016,755
Oregon Commercial Mortgage, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class E, 9.2066%, Due 6/25/26
  (Acquired 5/13/98; Cost $2,080,625) (b)            2,000,000       1,980,000
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
  (Cost $8,960,718)                                                  8,728,583
--------------------------------------------------------------------------------

PREFERRED STOCKS 1.1%
CSC Holdings, Inc. 11.125% Series M                     21,128       2,466,660
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $2,338,586)                             2,466,660
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.8%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
General Mills, Inc., 4.51%                             596,700         596,700
Pitney Bowes Credit Corporation, 4.51%                 135,300         135,300
Warner Lambert Company, 4.50%                          118,500         118,500
                                                                  ------------
                                                                       850,500
Corporate Bonds 0.9%
Key Plastics, Inc. Senior Notes, 14.00%,
  Due 11/15/99                                       1,900,000       1,938,000

Repurchase Agreements 7.5%
ABN-AMRO Tri-Party (Dated 4/30/99), 4.85%,
  Due 5/03/99 (Repurchase proceeds $16,506,669);
  Collateralized by: SLMA Notes, FNMA Notes,
  FHLMC Bonds and Discount Notes, Federal
  Home Loan Bank Bonds and Discount Corporate
  Notes, and Federal Farm Credit Bank Notes (d)     16,500,000      16,500,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,313,738)                     19,288,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $219,085,286) 99.7%          220,559,005
Other Assets and Liabilities, Net 0.3%                                 762,632
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $221,321,637
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Restricted security
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  See Note(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITES
----------------------------------------------------------------------------------------------------------------------------
April 30, 1999 (Unaudited)
                                                                             (In Thousands, Except Per Share Amounts)

                                                                       Strong Corporate Strong Government  Strong High-Yield
                                                                           Bond Fund     Securities Fund      Bond Fund
                                                                       ---------------- -----------------  -----------------
ASSETS:
Investments in Securities, at Value (Cost of $855,678, $1,364,801
  and $601,971, respectively)                                              $850,998        $1,358,914         $609,840
Receivable for Securities and Forward Foreign Currency Contracts Sold        83,110            12,377           12,676
Receivable for Fund Shares Sold                                                 622             1,145              398
Dividends and Interest Receivable                                            15,124            15,156           12,316
Other Assets                                                                     --                --               29
                                                                           --------        ----------         --------
Total Assets                                                                949,854        1,387,592           635,259


LIABILITIES:
  Payable for Securities Purchased                                           74,739            12,961           10,682
  Payable for Fund Shares Redeemed                                              202               753               31
  Dividends Payable                                                           4,743             5,931            4,698
  Accrued Operating Expenses and Other Liabilities                              623             1,082               61
                                                                           --------        ----------         --------
  Total Liabilities                                                          80,307            20,727           15,472
                                                                           --------        ----------         --------
NET ASSETS                                                                 $869,547        $1,366,865         $619,787
                                                                           ========        ==========         ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                            $884,071        $1,377,034         $621,268
  Accumulated Net Investment Loss                                              (212)               --             (128)
  Accumulated Net Realized Loss                                              (9,032)           (3,279)          (8,929)
  Net Unrealized Appreciation (Depreciation)                                 (5,280)           (6,890)           7,576
                                                                           --------        ----------         --------
  Net Assets                                                               $869,547        $1,366,865         $619,787
                                                                           ========        ==========         ========
Capital Shares Outstanding (Unlimited Number Authorized)                     78,102           129,592           54,576

NET ASSET VALUE PER SHARE                                                    $11.13            $10.55           $11.36
                                                                             ======            ======           ======


                                                                                       Strong Short-Term    Strong Short-Term
                                                                                           Bond Fund      High Yield Bond Fund
                                                                                       -----------------  --------------------

ASSETS:

  Investments in Securities, at Value (Cost of $1,306,359
    and $219,085, respectively)                                                            $1,310,498         $220,559
  Receivable for Securities and Forward Foreign Currency Contracts Sold                        36,978               --
  Receivable for Fund Shares Sold                                                                 338              183
  Dividends and Interest Receivable                                                            18,552            4,923
  Other Assets                                                                                  1,345               12
                                                                                           ----------         --------
  Total Assets                                                                              1,367,711          225,677

LIABILITIES:
  Payable for Securities and Foward Foreign Currency Contracts Purchased                       42,138            2,824
  Payable for Fund Shares Redeemed                                                                 41               51
  Dividends Payable                                                                             7,062            1,378
  Accrued Operating Expenses and Other Liabilities                                                 80              102
                                                                                           ----------         --------
  Total Liabilities                                                                            49,321            4,355
                                                                                           ----------         --------
NET ASSETS                                                                                 $1,318,390         $221,322
                                                                                           ==========         ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                                            $1,414,548         $219,558
  Accumulated Net Investment Loss                                                                (933)              --
  Accumulated Net Realized Gain (Loss)                                                        (99,948)             290
  Net Unrealized Appreciation                                                                   4,723            1,474
                                                                                           ----------         --------
  Net Assets                                                                               $1,318,390         $221,322
                                                                                           ==========         ========
Capital Shares Outstanding (Unlimited Number Authorized)                                      137,532           21,141

NET ASSET VALUE PER SHARE                                                                       $9.59           $10.47
                                                                                                =====           ======

                                            See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1999 (Unaudited)
                                                                                       (In Thousands)

                                                                       Strong Corporate Strong Government Strong High-Yield
                                                                          Bond Fund      Securities Fund     Bond Fund
                                                                       ---------------- ----------------- -----------------
INCOME:
  Interest                                                                  $30,186           $41,269          $27,128
  Dividends                                                                   1,197               306            2,715
                                                                           --------        ----------         --------
  Total Income                                                               31,383            41,575           29,843
EXPENSES:
  Investment Advisory Fees                                                    2,676             4,041            1,826
  Custodian Fees                                                                 30                44               17
  Shareholder Servicing Costs                                                   802             1,076              319
  Other                                                                         157               188              163
                                                                           --------        ----------         --------
  Total Expenses                                                              3,665             5,349            2,325
                                                                           --------        ----------         --------
NET INVESTMENT INCOME                                                        27,718            36,226           27,518

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                                                 2,545             2,057           (8,014)
  Futures Contracts, Options and Forward Foreign Currency Contracts          (3,858)           (3,341)             473
  Foreign Currencies                                                              4                --                2
                                                                           --------        ----------         --------
 Net Realized Gain (Loss)                                                    (1,309)           (1,284)          (7,539)
 Net Change in Unrealized Appreciation/Depreciation on:
  Investments                                                                 5,270           (29,106)          45,049
  Futures Contracts, Options and Foward Foreign Currency Contracts             (841)           (2,468)          (1,361)
  Foreign Currencies                                                              2                --                1
                                                                           --------        ----------         --------
 Net Change in Unrealized Appreciation/Depreciation                           4,431           (31,574)          43,689
                                                                           --------        ----------         --------
NET GAIN (LOSS) ON INVESTMENTS                                                3,122           (32,858)          36,150
                                                                           --------        ----------         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $30,840            $3,368          $63,668
                                                                           ========        ==========         ========

                                                                                        Strong Short-Term   Strong Short-Term
                                                                                            Bond Fund      High Yield Bond Fund
                                                                                        -----------------  --------------------
INCOME:
  Interest                                                                                    $45,837          $ 6,654
  Dividends                                                                                     2,192              129
                                                                                              -------          -------
  Total Income                                                                                 48,029            6,783
EXPENSES:
  Investment Advisory Fees                                                                      4,139              503
  Custodian Fees                                                                                   43                4
  Shareholder Servicing Costs                                                                     939               74
  Federal and State Registration Fees                                                               7               47
  Other                                                                                           245               23
                                                                                              -------          -------
  Total Expenses                                                                                5,373              651
                                                                                              -------          -------
NET INVESTMENT INCOME                                                                          42,656            6,132
REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                                                 (2,840)             420
   Futures Contracts, Options and Forward Foreign Currency Contracts                            2,681              170
   Foreign Currencies                                                                               5               __
                                                                                              -------          -------
  Net Realized Gain (Loss)                                                                       (154)             590
  Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                                                  2,464            4,063
   Futures Contracts, Options and Forward Foreign Currency Contracts                              400             (362)
   Foreign Currencies                                                                             (35)              --
                                                                                              -------          -------
  Net Change in Unrealized Appreciation/Depreciation                                            2,829            3,701
                                                                                              -------          -------
NET GAIN ON INVESTMENTS                                                                         2,675            4,291
                                                                                              -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $45,331          $10,423
                                                                                              =======          =======

                                                         See Notes to Financial Statements.

                                                                                                                    27

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Thousands)

                                                                        Strong Corporate                Strong Government
                                                                            Bond Fund                     Securities Fund
                                                                 ------------------------------    -------------------------------
                                                                Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                                                 April 30, 1999   Oct. 31, 1998    April 30, 1999    Oct. 31, 1998
                                                                ----------------  --------------  -----------------  -------------
                                                                   (Unaudited)                      (Unaudited)
OPERATIONS:
  Net Investment Income                                               $ 27,718      $ 44,943       $   36,226 $     58,933
  Net Realized Gain (Loss)                                              (1,309)       13,301           (1,284)      25,249
  Net Change in Unrealized Appreciation/Depreciation                     4,431       (18,536)         (31,574)       8,357
                                                                      --------      --------       ----------   ----------
  Net Increase in Net Assets Resulting from Operations                  30,840        39,708            3,368       92,539
DISTRIBUTIONS:
  From Net Investment Income                                           (27,931)      (44,943)         (36,226)     (58,933)
  In Excess of Net Investment Income                                        --          (605)              --           --
  From Net Realized Gains                                                   --            --          (27,673)          --
                                                                      --------      --------       ----------   ----------
  Total Distributions                                                  (27,931)      (45,548)         (63,899)     (58,933)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                            220,687       594,283          442,647      834,332
  Proceeds from Reinvestment of Distributions                           24,609        38,336           58,165       51,706
  Payment for Shares Redeemed                                         (197,305)     (300,425)        (382,318)    (454,209)
                                                                      --------      --------       ----------   ----------
  Increase in Net Assets from Capital Share Transactions                47,991       332,194          118,494      431,829
                                                                      --------      --------       ----------   ----------
TOTAL INCREASE IN NET ASSETS                                            50,900       326,354           57,963      465,435
NET ASSETS:
  Beginning of Period                                                  818,647       492,293        1,308,902      843,467
                                                                       --------      --------       ----------   ----------
  End of Period                                                        $869,547      $818,647       $1,366,865   $1,308,902
                                                                       ========      ========       ==========   ==========


TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                  19,739        52,726             41,224     76,823
  Issued in Reinvestment of Distributions                                2,201         3,400              5,400      4,773
  Redeemed                                                             (17,674)      (26,709)           (35,636)   (41,806)
                                                                       -------       -------            -------    -------
  Net Increase in Shares of the Fund                                     4,266        29,417             10,988     39,790
                                                                         =====        ======             ======     ======


                                              See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               (In Thousands)
                                                                               STRONG HIGH-YIELD            STRONG SHORT-TERM
                                                                                   BOND FUND                    BOND FUND
                                                                      ------------------------------ ------------------------------
                                                                      Six Months Ended   Year Ended  Six Months Ended   Year Ended
                                                                       April 30, 1999  Oct. 31, 1998  April 30, 1999  Oct. 31, 1998
                                                                      ---------------- ------------- ---------------- -------------
                                                                         (Unaudited)                    (Unaudited)
OPERATIONS:
  Net Investment Income                                                   $ 27,518        $ 54,306      $   42,656     $1,390,390
  Net Realized Gain (Loss)                                                  (7,539)          3,082            (154)       (19,898)
  Net Change in Unrealized Appreciation/Depreciation                        43,689         (48,330)          2,829         (9,276)
                                                                          --------        --------      ----------     ----------
  Net Increase in Net Assets Resulting from Operations                      63,668           9,058          45,331         61,216

DISTRIBUTIONS:
  From Net Investment Income                                               (27,639)        (54,306)        (42,967)       (90,390)
  In Excess of Net Investment Income                                            --            (353)             --           (224)
  From Net Realized Gains                                                   (4,243)        (14,785)             --             --
                                                                          --------        --------      ----------     ----------
  Total Distributions                                                      (31,882)        (69,444)        (42,967)       (90,614)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                375,880         675,258         286,395        576,621
  Proceeds from Reinvestment of Distributions                               24,536          56,535          36,725         75,870
  Payment for Shares Redeemed                                             (274,915)       (718,871)       (336,229)      (603,753)
                                                                          --------        --------      ----------     ----------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions    125,501          12,922         (13,109)        48,738
                                                                          --------        --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    157,287         (47,464)        (10,745)        19,340

NET ASSETS:
  Beginning of Period                                                      462,500         509,964       1,329,135      1,309,795
                                                                          --------        --------      ----------     ----------
  End of Period                                                           $619,787        $462,500      $1,318,390     $1,329,135
                                                                          ========        ========      ==========     ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                      33,871          56,756          29,883         59,071
  Issued in Reinvestment of Distributions                                    2,212           4,758           3,833          7,768
  Redeemed                                                                 (24,619)        (61,112)        (35,085)       (61,901)
                                                                           -------         -------         -------        -------
  Net Increase (Decrease) in Shares of the Fund                             11,464             402          (1,369)         4,938
                                                                           =======         =======         =======        =======

                                              See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------
                                                                   (In Thousands)
                                                                STRONG SHORT-TERM HIGH
                                                                   YIELD BOND FUND
                                                           -------------------------------
                                                           Six Months Ended   Year Ended
                                                            April 30, 1999   Oct. 31, 1998
                                                           ----------------  -------------
                                                              (Unaudited)
OPERATIONS:
  Net Investment Income                                        $  6,132        $  6,444
  Net Realized Gain                                                 590             332
  Net Change in Unrealized Appreciation/Depreciation              3,701          (1,991)
                                                               --------        --------
  Net Increase in Net Assets Resulting from Operations           10,423           4,785

DISTRIBUTIONS:
  From Net Investment Income                                     (6,132)         (6,444)
  From Net Realized Gains                                          (632)           (256)
                                                               --------        --------
  Total Distributions                                            (6,764)         (6,700)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                     179,406         153,366
  Proceeds from Reinvestment of Distributions                     5,123           5,490
  Payment for Shares Redeemed                                   (73,100)        (95,526)
                                                               --------        --------
  Net Increase in Net Assets from Capital Share Transactions    111,429          63,330
                                                               --------        --------
TOTAL INCREASE IN NET ASSETS                                    115,088          61,415

NET ASSETS:
  Beginning of Period                                           106,234          44,819
                                                               --------        --------
  End of Period                                                $221,322        $106,234
                                                               ========        ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                           17,262          14,716
  Issued in Reinvestment of Distributions                           494             527
  Redeemed                                                       (7,031)         (9,203)
                                                                 ------          ------
  Net Increase in Shares of the Fund                             10,725           6,040
                                                                 ======          ======

                                See Notes to Financial Statements.
30

Notes to Financial Statements
--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

-    Strong Corporate Bond Fund, Inc. (1) (2)
-    Strong Government Securities, Inc. (1) (2)
-    Strong High-Yield Bond Fund (2) (a series of Strong Income Funds, Inc. (1))
-    Strong Short-Term Bond Fund, Inc. (1) (2)
-    Strong  Short-Term  High  Yield  Bond Fund (2)
     (a  series of Strong  Income Funds, Inc. (1))

      (1) An open-end management investment company registered under the Investment Company Act of 1940.
      (2) Diversified fund


2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1999 are as follows:

                                                   Aggregate        Aggregate   Percent of
                                                     Cost          Fair Value   Net Assets   Liquid*
                                                 ------------     ------------  ----------- --------
          Strong Corporate Bond Fund             $152,110,539     $148,252,304      17.0%      98.6%
          Strong Government Securities Fund        40,707,983       41,926,143       3.1%      75.8%
          Strong High-Yield Bond Fund             169,028,226      174,605,301      28.2%      95.1%
          Strong Short-Term Bond Fund             357,618,589      350,846,707      26.6%      70.2%
          Strong Short-Term High Yield Bond Fund   19,919,714       19,745,896       8.9%      76.1%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Each fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          To the extent the fund has foreign denominated assets or forward currency contracts, these investments may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to thebroker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED  PARTY  TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong
     Government Securities Fund 0.60%, Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, and Strong Short-Term High Yield Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the six months ended April 30, 1999 is as follows:

                                                 Payable to     Shareholder Servicing   Unaffiliated
                                                Advisor at       and Other Expenses      Directors'
                                              April 30, 1999     Paid to Advisor           Fees
                                              --------------   --------------------     ------------
        Strong Corporate Bond Fund               $ 66,753           $  870,541            $3,866
        Strong Government Securities Fund         108,236            1,158,962             5,721
        Strong High-Yield Bond Fund                42,490              436,818             3,279
        Strong Short-Term Bond Fund                42,927            1,082,367             6,698
        Strong Short-Term High Yield Bond Fund     89,113               89,488             1,031

4.   Line of  Credit
     The Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At April 30, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment  Transactions
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 1999 were as follows:


                                                                     Purchases                            Sales
                                                        ----------------------------------  ---------------------------------
                                                        U.S. Government                      U.S. Government
                                                          and Agency            Other          and Agency         Other
                                                        ----------------   ---------------  ----------------- --------------
         Strong Corporate Bond Fund                       $653,326,640     $1,273,879,969      $675,259,251   $1,199,222,662
         Strong Government Securities Fund                 806,852,499        312,358,560       836,939,907      278,073,478
         Strong High-Yield Bond Fund                                __        557,174,533                __      438,758,736
         Strong Short-Term Bond Fund                       296,172,848        541,200,847       310,565,913      532,897,267
         Strong Short-Term High Yield Bond Fund                     __        155,936,696                __       57,977,968

6.   Income Tax Information
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:


                                                                         at April 30, 1999                      at October 31, 1998
                                                 ------------------------------------------------------------------ ----------------
                                                                                                           Net
                                                   Federal Tax      Unrealized        Unrealized     Appreciation/  Net Capital Loss
                                                      Cost         Appreciation      Depreciation    (Depreciation)    Carryovers
                                                 --------------   -------------     --------------  ---------------  ---------------
         Strong Corporate Bond Fund              $  856,214,818   $ 8,548,543        $13,630,034      ($5,081,491)     $ 7,180,022
         Strong Government Securities Fund        1,368,357,715     7,765,939         17,209,597       (9,443,658)              __
         Strong High-Yield Bond Fund                602,160,982    26,420,929         18,742,386        7,678,543               __
         Strong Short-Term Bond Fund              1,310,655,512    15,519,031         15,676,418         (157,388)      96,417,466
         Strong Short-Term High Yield Bond Fund     219,085,965     2,642,992          1,169,952        1,473,040               __


                                                                                                                   33

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                  Period Ended
                                                            ----------------------------------------------------------
                                                            April 30,   Oct. 31,  Oct. 31, Oct. 31,  Oct. 31, Dec. 31,
Selected Per-Share Data(a)                                   1999(b)      1998     1997     1996     1995(c)   1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $11.09      $11.08    $10.64    $10.56    $9.36   $10.24
Income From Investment Operations
   Net Investment Income                                      0.36        0.73      0.74      0.73     0.63     0.73
   Net Realized and Unrealized Gains (Losses) on Investments  0.05        0.02      0.44      0.08     1.22    (0.87)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              0.41        0.75      1.18      0.81     1.85    (0.14)
Less Distributions
   From Net Investment Income                                (0.37)      (0.73)    (0.74)    (0.73)   (0.63)   (0.73)
   In Excess of Net Investment Income                          --        (0.01)      --        --     (0.02)   (0.01)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.37)      (0.74)    (0.74)    (0.73)   (0.65)   (0.74)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.13      $11.09    $11.08    $10.64   $10.56   $ 9.36
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                              +3.7%       +6.8%    +11.5%     +8.0%   +20.3%    -1.3%
   Net Assets, End of Period (In Millions)                    $870        $819      $492      $298     $218     $123
   Ratio of Expenses to Average Net Assets                    0.9%*       0.9%      1.0%      1.0%     1.0%*    1.1%
   Ratio of Net Investment Income to Average Net Assets       6.5%*       6.5%      6.8%      7.0%     7.5%*    7.6%
   Portfolio Turnover Rate                                  224.2%      366.9%    542.4%    672.8%   621.4%   603.0%

*    Calculated on an annualized basis.

(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year end from December to October.

STRONG GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                 Period Ended
                                                           ----------------------------------------------------------
                                                           April 30,  Oct. 31,   Oct. 31,  Oct. 31, Oct. 31, Dec. 31,
Selected Per-Share Data(a)                                  1999(b)     1998      1997       1996   1995(c)   1994
----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                        $11.04      $10.70    $10.44    $10.60   $ 9.63   $10.61
Income From Investment Operations
   Net Investment Income                                      0.29        0.60      0.65      0.63     0.54     0.62
   Net Realized and Unrealized Gains (Losses) on Investments (0.26)       0.34      0.26     (0.16)    0.99    (0.98)
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.03        0.94      0.91      0.47     1.53    (0.36)
Less Distributions
   From Net Investment Income                                (0.29)      (0.60)    (0.65)    (0.63)   (0.54)   (0.62)
   In Excess of Net Investment Income                           --          --        --        --    (0.02)      --
   From Net Realized Gains                                   (0.23)         --        --        --       --       --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.52)      (0.60)    (0.65)    (0.63)   (0.56)   (0.62)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.55      $11.04    $10.70    $10.44   $10.60   $ 9.63
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                              +0.3%       +9.1%     +9.1%     +4.6%   +16.2%    -3.4%
   Net Assets, End of Period (In Millions)                  $1,367      $1,309      $843      $638     $456     $277
   Ratio of Expenses to Average Net Assets                    0.8%*       0.8%      0.8%      0.9%     0.9%*    0.9%
   Ratio of Net Investment Income to Average Net Assets       5.4%*       5.5%      6.2%      6.0%     6.2%*    6.2%
   Portfolio Turnover Rate                                   87.5%      284.1%    474.9%    457.6%   409.2%   479.0%


*    Calculated on an annualized basis.

(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year end from December to October.

                                       See Notes to Financial Statements.
34

FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                                           Period Ended
                                                           ------------------------------------------
                                                           April 30,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                  1999(b)      1998      1997      1996(c)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.73      $11.94    $11.26    $10.00
Income From Investment Operations
   Net Investment Income                                      0.53        1.05      1.05      0.84
   Net Realized and Unrealized Gains (Losses) on Investments  0.72       (0.89)     0.81      1.26
----------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.25        0.16      1.86      2.10
Less Distributions
   From Net Investment Income                                (0.53)      (1.04)    (1.05)    (0.84)
   In Excess of Net Investment Income                           --       (0.01)       --        --
   From Net Realized Gains                                   (0.09)      (0.32)    (0.13)       --
----------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.62)      (1.37)    (1.18)    (0.84)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.36      $10.73    $11.94    $11.26
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
   Total Return                                             +11.9%       +0.9%    +17.3%    +21.7%
   Net Assets, End of Period (In Millions)                  $  620      $  462    $  510      $217
   Ratio of Expenses to Average Net Assets without
     Waivers or Absorptions                                   0.8%*       0.8%      0.8%      1.0%*
   Ratio of Expenses to Average Net Assets                    0.8%*       0.8%      0.6%      0.0%*
   Ratio of Net Investment Income to Average Net Assets       9.5%*       8.8%      8.9%      9.6%*
   Portfolio Turnover Rate                                   78.8%      224.4%    409.3%    390.8%

  * Calculated on an annualized  basis.
(a) Information  presented relates to a share of  capital  stock of the Fund  outstanding  for the entire period.
(b) For the six months ended April 30, 1999 (unaudited).
(c) For the period from December 28, 1996 (Inception) to October 31, 1996.

STRONG SHORT-TERM BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                                           ----------------------------------------------------------
                                                            April 30,   Oct. 31,  Oct. 31, Oct. 31, Oct. 31, Dec. 31,
Selected Per-Share Data(a)                                   1999(b)     1998      1997     1996     1995(c)  1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $9.57       $9.78     $9.75     $9.77    $9.42  $10.23
Income From Investment Operations
   Net Investment Income                                      0.31        0.66      0.69      0.69     0.56     0.64
   Net Realized and Unrealized Gains (Losses) on Investments  0.02       (0.21)     0.03     (0.02)    0.35    (0.80)
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           0.33        0.45      0.72      0.67     0.91    (0.16)
Less Distributions
   From Net Investment Income                                (0.31)      (0.66)    (0.69)    (0.69)   (0.56)   (0.65)
   In Excess of Net Investment Income                           --        0.00(c)     --        --       --       --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (0.31)      (0.66)    (0.69)    (0.69)   (0.56)   (0.65)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $9.59       $9.57     $9.78     $9.75    $9.77   $ 9.42
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                              +3.5%       +4.7%     +7.6%     +7.1%    +9.9%    -1.6%
   Net Assets, End of Period (In Millions)                  $1,318      $1,329    $1,310    $1,148   $1,083   $1,041
   Ratio of Expenses to Average Net Assets                    0.8%*       0.8%      0.9%      0.9%     0.9%*    0.9%
   Ratio of Net Investment Income to Average Net Assets       6.5%*       6.7%      7.0%      7.1%     7.0%*    6.5%
   Portfolio Turnover Rate                                   64.6%      138.3%    193.8%    191.5%   317.1%   249.7%


*    Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  Amount calculated is less than $0.01.

                                                                                                                  35
                                                        See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------
                                                                      Period Ended
                                                           ------------------------------
                                                           April 30,   Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                  1999(b)      1998     1997(c)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.20      $10.24    $10.00
Income From Investment Operations
   Net Investment Income                                      0.39        0.77      0.25
   Net Realized and Unrealized Gains (Losses) on Investments  0.32        0.01      0.24
----------------------------------------------------------------------------------------
   Total from Investment Operations                           0.71        0.78      0.49
Less Distributions
   From Net Investment Income                                (0.39)      (0.77)    (0.25)
   From Net Realized Gains                                   (0.05)      (0.05)       --
----------------------------------------------------------------------------------------
   Total Distributions                                       (0.44)      (0.82)    (0.25)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $10.47      $10.20    $10.24
=========================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------
   Total Return                                              +7.1%       +7.7%     +4.9%
   Net Assets, End of Period (In Millions)                    $221        $106      $45
   Ratio of Expenses to Average Net Assets                    0.8%*       0.9%      1.0%*
   Ratio of Net Investment Income to Average Net Assets       7.6%*       7.4%      7.7%*
   Portfolio Turnover Rate                                   37.8%      190.1%     96.2%

*    Calculated on an annualized basis.
(a)  Information  presented  relates  to a share  of  capital  stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from June 30, 1997 (Inception) to October 31, 1997.

                                                      See Notes to Financial Statements.


36

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 11910F99                SINC
<